UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

BLUEROCK HOMES TRUST, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

1345 Avenue of the Americas, 32nd Floor
New York, New York 10105
Proxy Statement and
Notice of Annual Meeting of Stockholders
To Be Held June 13, 2024
Dear Stockholder:
You are cordially invited to attend the annual meeting of stockholders (the “Annual Meeting”) of Bluerock Homes Trust, Inc. (the “Company”), to be held online as a virtual meeting on June 13, 2024 at 11:00 a.m. Eastern Time.
The Annual Meeting will be held in a virtual meeting format only, via live webcast for the convenience of our stockholders. We believe the virtual meeting format enhances stockholder access, participation and communication, while reducing costs and increasing overall safety for both our Company and our stockholders. The virtual meeting has been designed to provide the same rights to participate as you would have at an in-person meeting.
Only stockholders of record of our Class A common stock, $0.01 par value per share (the “Class A Common Stock”), and our Class C common stock, $0.01 par value per share (the “Class C Common Stock,” and together with the Class A Common Stock, the “Common Stock”) at the close of business on April 12, 2024 are entitled to notice of, and to vote at, the Annual Meeting, or any adjournment or postponement thereof. Such stockholders may attend the Annual Meeting, vote, and submit a question during the Annual Meeting by visiting www.virtualshareholdermeeting.com/BHM2024. You will need to provide your 12-digit control number that is on your Notice Regarding the Availability of Proxy Materials, or on your proxy card if you received proxy materials by mail.
At the Annual Meeting, you will be asked to consider and vote on the following proposals:
1.
Election of Directors.   Elect the five director nominees named in the accompanying proxy statement to hold office until the 2025 annual meeting of stockholders and until their successors are duly elected and qualify. See “Proposal 1: Election of Directors” beginning on page 15 of the accompanying proxy statement.

2.
Ratification of Independent Auditor.   Ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for fiscal year ending December 31, 2024. See “Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm” beginning on page 39 of the accompanying proxy statement.

3.
Other Business.   Attend to such other business as may properly come before the meeting and any postponement or adjournment thereof.

After careful consideration of each of the proposals above, THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS TO BE CONSIDERED AND VOTED ON AT THE ANNUAL MEETING.
As permitted by the rules of the Securities and Exchange Commission, we are also pleased to be furnishing our proxy materials to stockholders primarily over the Internet. We believe this process expedites stockholders’ receipt of the materials, lowers the costs of our Annual Meeting, and conserves natural resources. As a result, we will mail our stockholders (other than those who have previously requested electronic or paper delivery) a Notice Regarding the Availability of Proxy Materials containing instructions on how to access our Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 Annual Report”) and vote online. The notice will also include instructions on how you can receive a paper copy of the proxy materials, including this Notice of Stockholders (the “Annual Meeting Notice”), Proxy Statement, 2023 Annual Report and proxy card. If you elect to receive your proxy materials by mail, the Annual Meeting Notice, Proxy Statement, 2023 Annual Report and proxy card from our board of directors will be mailed to you in hard copy. If you elect to receive your proxy materials via e-mail, the e-mail will contain voting instructions and links to the Proxy Statement and 2023 Annual Report on the Internet.
This Annual Meeting Notice and Proxy Statement, 2023 Annual Report and proxy card are first being made available to our stockholders on or about April 16, 2024.
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE VIRTUAL ANNUAL MEETING, YOU ARE URGED TO VOTE AS SOON AS POSSIBLE.
You may vote by following the instructions on the Notice Regarding the Availability of Proxy Materials, or, if you received proxy materials by mail, by completing, signing and dating the enclosed proxy and returning it promptly in the envelope provided, or authorizing your proxy by telephone or through the Internet. Please review the instructions on each of your voting options described in the Proxy Statement, as well as in the Notice Regarding the Availability of Proxy Materials or proxy card you received in the mail.
You have the option to revoke your proxy at any time prior to the Annual Meeting, or to vote your shares personally if you attend the Annual Meeting virtually. If there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.
IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 13, 2024:
Our Annual Meeting Notice, Proxy Statement and 2023 Annual Report are also available at http://www.bluerockhomes.com.
If you have any questions or require any assistance with respect to voting your shares, please contact the Company’s proxy solicitor at the contact listed below:
Morrow Sodali LLC
333 Ludlow Street,
5th Floor, South Tower
Stamford, CT 06902
Banks and Brokerage Firms Call: (203) 658-9400
Stockholders Call Toll Free: (800) 662-5200
E-mail: BHM@morrowsodali.com
By Order of the Board of Directors,
Jason Emala
Secretary
April 16, 2024

BLUEROCK HOMES TRUST, INC.
1345 Avenue of the
Americas 32nd Floor
New York, New York 10105
(212) 843-1601

PROXY STATEMENT

Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Stockholders to be Held on June 13, 2024.
This proxy statement is available
at http://www.bluerockhomes.com.
General
The accompanying proxy is solicited by the board of directors of Bluerock Homes Trust, Inc., a Maryland corporation (the “Company,” “we,” “our,” or “us”), for use in voting at the 2024 annual meeting of stockholders (the “Annual Meeting”) and any postponements and adjournments thereof. This proxy statement, the Notice of Annual Meeting of Stockholders, the accompanying proxy card and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are first being made available to stockholders on or about April 16, 2024.
We encourage you to vote your shares, either by attending and voting at the virtual Annual Meeting or by following the instructions on the Notice Regarding the Availability of Proxy Materials and granting a proxy (i.e., authorizing someone to vote your shares). If you provide voting instructions, either via the Internet, by telephone or by requesting, signing, dating and returning a proxy card, and the Company receives them in time for the Annual Meeting, the person(s) named as proxy will vote the shares registered directly in your name in the manner that you specified. If you authorize a proxy without indicating your voting instructions, the proxyholder will vote your shares FOR each of the proposals to be considered and voted on at the Annual Meeting.
About the Company
The Company is an externally managed real estate investment trust (“REIT”) formed to assemble a portfolio of infill first-ring suburban single-family rental homes in knowledge-economy and high quality of life growth markets across the United States, targeting middle-market single-family home renters in the Sunbelt and the West, which we expect should have healthy long-term demand fundamentals for single- family rentals. Our principal business objective is to generate attractive risk-adjusted investment returns by assembling a portfolio of pre-existing single-family rental homes and developing build-to-rent communities.
The Company was formed as a wholly-owned subsidiary of Bluerock Residential Growth REIT, Inc., a Maryland corporation (“Bluerock Residential”), in connection with the merger of Bluerock Residential into a subsidiary of Badger Parent, LLC, an affiliate of Blackstone, Inc., on October 6, 2022 (the “Merger”) pursuant to an Agreement and Plan of Merger dated December 20, 2021 (the “Merger Agreement”). Prior to the effective time of the Merger, Bluerock Residential contributed certain single-family properties and other assets to us by contributing the general and certain limited partner interests in the Operating Partnership of Bluerock Residential to us (the “Separation”). Immediately prior to the closing of the Merger on October 6, 2022, Bluerock Residential declared a distribution of the outstanding shares of our Class A common stock to its common stockholders (the “Distribution,” and such date, the “Distribution Date”). As a result, as of the effective time of the Distribution, the holders of Bluerock Residential common stock as of the record date of the Distribution received our Class A common stock in the same pro rata percentage that they held in Bluerock Residential common stock as of such record date and became our initial public stockholders. Following the Distribution, we operate as an externally managed, publicly traded UPREIT in which our properties are owned and operated through our Operating Partnership and its subsidiaries. Our Class A common stock is listed under the symbol “BHM” on the NYSE American.
We are an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). As an emerging growth company, we provide in this proxy statement the specified scaled disclosure permitted under applicable federal securities laws. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency that such votes must be conducted.
We will cease to be an emerging growth company on the date that is the earliest of (i) the last day of the fiscal year in which we have total gross annual revenues of $1.235 billion or more; (ii) the last day of our fiscal year following the fifth anniversary of the date of the Distribution; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the U.S. Securities and Exchange Commission (the “SEC”).
Annual Meeting Information
Date and Location
The Annual Meeting will be a completely virtual meeting. There will be no physical meeting location and the meeting will only be conducted via live webcast. The virtual Annual Meeting will be held on June 13, 2024 at 11:00 a.m., Eastern Time. You may attend the Annual Meeting, vote, and submit a question during the Annual Meeting by visiting www.virtualshareholdermeeting.com/BHM2024 and using your 12-digit control number included in your Notice Regarding the Availability of Proxy Materials, on the proxy card you received, or in the instructions that accompanied your proxy materials. Online check-in will begin at 10:45 a.m. Eastern Time. Please allow time for online check-in procedures.
Attendance
You are entitled to participate in the virtual Annual Meeting only if you were a stockholder of record of our Class A common stock, $0.01 par value per share (the “Class A Common Stock”) or our Class C common stock, $0.01 par value per share (the “Class C Common Stock,” and together with the Class A Common Stock, the “Common Stock”) as of the close of business on April 12, 2024 (the “Record Date”), or you hold a valid proxy for the Annual Meeting. You may attend the Annual Meeting, vote, and submit a question during the Annual Meeting by visiting www.virtualshareholdermeeting.com/BHM2024 and using your 12-digit control number to enter the virtual meeting.
Availability of Proxy and Annual Meeting Materials
Our Notice of 2024 Annual Meeting of Stockholders, this proxy statement and the 2023 Annual Report are available at http://www.bluerockhomes.com.
In this proxy statement, we refer to Bluerock Real Estate, L.L.C., together with its affiliates, as “Bluerock,” and Bluerock Homes Manager, LLC, as our “Manager.” We refer to our operating partnership, Bluerock Residential Holdings, L.P. as our “Operating Partnership,” and to its wholly owned subsidiary, Bluerock REIT Operator, LLC, as “REIT Operator.”
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
Q:
Why did you provide me with this proxy statement?

A:
We have provided you with this proxy statement and proxy card because our board of directors is soliciting your proxy to vote your shares at the virtual Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the SEC, and is designed to assist you in voting. You are invited to attend the virtual Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the virtual Annual Meeting to vote your shares. Instead, you may simply follow the instructions on the Notice Regarding the Availability of

Proxy Materials or, if you received proxy materials by mail, you may complete, sign and date the enclosed proxy and return it promptly by mail, or you may authorize your proxy by telephone or through the Internet.
Q:
What is a proxy?

A:
A proxy is a person who votes the shares of stock of another person who could not attend a meeting. The term “proxy” also refers to the proxy card or other method of appointing a proxy. When you submit your proxy, you are appointing R. Ramin Kamfar and Jordan B. Ruddy, each of whom is an officer of the Company, as your proxies, and you are giving them permission to vote your shares of Common Stock at the Annual Meeting. The appointed proxies will vote all of your shares of Common Stock as you instruct, unless you submit your proxy without instructions. In this case, they will vote FOR each of the five director nominees named in this proxy statement. With respect to any other proposals to be voted upon, they will vote in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion. If you do not submit your proxy, they will not vote your shares of Common Stock. Accordingly, whether or not you plan on attending the Annual Meeting, it is important for you to vote your shares as soon as possible.

Q:
When is the Annual Meeting and where will it be held?

A:
The Annual Meeting will be a completely virtual meeting. There will be no physical meeting location and the meeting will only be conducted via live webcast. The virtual Annual Meeting will be held on June 13, 2024, at 11:00 a.m. Eastern Time. You may attend the Annual Meeting, vote, and submit a question during the Annual Meeting by visiting www.virtualshareholdermeeting.com/BHM2024 and using your 12-digit control number included in your Notice Regarding the Availability of Proxy Materials, on the proxy card you received, or in the instructions that accompanied your proxy materials. Online check-in will begin at 10:45 a.m. Eastern Time. Please allow time for online check-in procedures.

Q:
Why are you holding a virtual Annual Meeting?

A:
Our virtual meeting format has been designed to enhance, rather than constrain, stockholder access, participation and communication. By hosting the Annual Meeting online, we are able to communicate more effectively with our stockholders, enable increased attendance and participation from locations around the world, and reduce costs, which aligns with our broader sustainability goals. The virtual meeting has been designed to provide the same rights to participate as you would have at an in-person meeting. During the virtual meeting, you may ask questions and will be able to vote your shares online from any remote location with Internet connectivity.

Q:
Who is entitled to vote at the Annual Meeting?

A:
Anyone who owned shares of our Class A common stock, $0.01 par value per share (the “Class A Common Stock”) or our Class C common stock, $0.01 par value per share (the “Class C Common Stock” and, together with the Class A Common Stock, the “Common Stock”), at the close of business on April 12, 2024, the record date for the Annual Meeting (the “Record Date”), or their duly appointed proxies, are entitled to vote at the Annual Meeting. Our Class A Common Stock and our Class C Common Stock are the only classes of our Common Stock, and are the only classes of securities entitled to vote at the Annual Meeting.

Q:
Who can attend the Annual Meeting?

A:
All holders of our Class A Common Stock or our Class C Common Stock at the close of business on the Record Date, or their duly appointed proxies, are authorized to attend the virtual Annual Meeting. You may attend the virtual Annual Meeting, vote, and submit a question during the meeting by visiting www.virtualshareholdermeeting.com/BHM2024 and using your 12-digit control number to enter the meeting.

Q:
How many shares of Class A Common Stock and Class C Common Stock are outstanding?

A:
As of the close of business on April 12, 2024 (i.e., the Record Date), there were 3,938,111 shares of our Class A Common Stock and 8,489 shares of our Class C Common Stock outstanding and entitled to vote. Each share of Class C Common Stock entitles the holder thereof to up to fifty votes on each matter on which holders of Class A Common Stock are entitled to vote. For purposes of the Annual Meeting, a total of 4,362,561 shares of our Common Stock are deemed outstanding and entitled to vote.

Q:
What will constitute a quorum at the Annual Meeting?

A:
A quorum consists of the presence, virtually or by proxy, of stockholders entitled to vote at the meeting holding at least a majority of the aggregate number of shares of our Class A Common Stock and shares of our Class C Common Stock deemed outstanding on the Record Date. There must be a quorum present in order for the Annual Meeting to be a duly held meeting at which business can be conducted. If you submit your proxy, even if you abstain from voting, you will be considered in determining the presence of a quorum.

Q:
How many votes do I have?

A:
You are entitled to one vote for each share of Class A Common Stock and up to fifty votes for each share of Class C Common Stock you held as of the Record Date. A holder of Class C Common Stock will not be entitled to a number of votes in excess of the number of its direct and indirect economic interests in the Operating Partnership. Therefore, no holder of Class C Common Stock will have a number of votes in respect of its shares of Class C Common Stock that exceeds the number of shares of Class C Common Stock, long-term incentive plan units of the Operating Partnership (“LTIP Units”), LTIP Units designated as C-LTIP Units (“C-LTIP Units”), units of limited partnership interest in the Operating Partnership (“OP Units”), and OP Units designated as C-OP Units (“C-OP Units”) beneficially owned by such holder. In order to implement this limitation, the number of votes (“Class C Votes”) per share of Class C Common Stock beneficially owned by a holder will equal the lesser of: (x) 50 and (y) the quotient of (A) the sum of (1) the number of shares of Class C Common Stock beneficially owned by such holder plus (2) the number of C-LTIP Units beneficially owned by such holder plus (3) the number of LTIP Units beneficially owned by such holder plus (4) the number of C-OP Units beneficially owned by such holder plus (5) the number of OP Units beneficially owned by such holder (each of a share of Class C Common Stock, a C-LTIP Unit, a LTIP Unit, a C-OP Unit and an OP Unit, a “Class C Interest”) divided by (B) the number of shares of Class C Common Stock beneficially owned by such holder. If any Class C Interest is beneficially owned by more than one holder of Class C Common Stock and would, in the absence of this sentence, increase the number of Class C Votes of more than one such holder of Class C Common Stock by virtue of clause (y) of the immediately preceding sentence, then such Class C Interest shall only increase the number of Class C Votes of the ultimate beneficial owner of such Class C Interest that is also such a holder of Class C Common Stock, and not any other holder of Class C Common Stock.

Q:
What am I voting on?

A:
At the Annual Meeting, you will be asked to vote on the following proposals:

1.
To elect each of the five director nominees to serve on our board of directors until the 2025 annual meeting of stockholders and until their successors are duly elected and qualify.

2.
To approve the ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

3.
You may also be asked to vote on any other business as may properly come before the Annual Meeting.

Q:
How may I vote on each proposal?

A:
You may vote on each proposal as follows:

Proposal 1:
You may vote for any or each of the five director nominees named in this proxy statement to serve on the board of directors, withhold from any particular director nominee, or withhold from all director nominees.

Proposal 2:
You may vote for, against, or abstain from voting to ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

Proposal 3:
You may vote for, against, or abstain from voting to approve any other business as may properly come before the Annual Meeting.

Q:
How does the board of directors recommend I vote on each of the proposals?

A:
The recommendations of the board of directors are set forth together with the description of each item in this proxy statement. In summary, the board of directors recommends a vote:

•
FOR the election as directors of the five director nominees named in this proxy statement (see Proposal 1); and

•
FOR the ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (see Proposal 2).

Should any business not described above properly come before the Annual Meeting, the persons named in the proxy will vote in accordance with their discretion.
Q:
How can I vote?

A:
You can vote by attending the virtual Annual Meeting, or by proxy. You may authorize a proxy to vote on your behalf by following the instructions provided on the Notice Regarding the Availability of Proxy Materials or on the proxy card. Authorizing your proxy will not limit your right to participate in the virtual Annual Meeting and vote your shares online. A properly completed and submitted proxy will be voted in accordance with your instructions, unless you subsequently revoke your instructions. If you authorize a proxy without indicating your voting instructions, the proxyholder will vote your shares according to the Board’s recommendations. Stockholders of record may also vote either via the Internet or by telephone. Specific instructions to be followed by stockholders of record interested in voting via the Internet or telephone are shown on the Notice Regarding the Availability of Proxy Materials or the accompanying proxy card. Internet and telephone voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded. A stockholder that votes through the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which will be borne by the stockholder.

Q:
Are voting procedures different if I hold my shares in the name of a broker, bank or other nominee?

A:
If your shares are held in a “street name” through a broker, bank or other nominee, you must direct your intermediary regarding how you would like your shares voted by following the voting instructions you receive from your broker, bank or other nominee; or, if you want to participate in the virtual Annual Meeting, you must follow the instructions you receive from your broker, bank, trustee or nominee to obtain a legal proxy from the record holder of your shares. Please instruct your broker, bank or other nominee regarding how you would like your shares voted so your vote can be counted.

Q:
What if I submit my proxy and then change my mind?

A:
You have the right to revoke your proxy at any time before the Annual Meeting by:

(1)
providing written notice of the revocation prior to the Annual Meeting to Jason Emala, our Secretary;

(2)
attending the Annual Meeting and voting in person; or

(3)
properly submitting a later-dated proxy card in keeping with the instructions provided with these proxy materials, if we receive it no later than 11:59 p.m. Eastern Time on June 12, 2024.

If you hold your shares through a broker, bank or other nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions. Participating in the virtual Annual Meeting does not revoke your proxy unless you also vote online at the virtual Annual Meeting.
Q:
Will my vote make a difference?

A:
Yes. Your vote could affect the composition of our board of directors, as well as the ratification of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Moreover, your vote is needed to ensure that these proposals can be acted upon. Because we are a widely held company, YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

Q:
What is a broker “non-vote,” and how are such votes cast and counted?

A:
A “broker non-vote” occurs when a broker does not receive voting instructions from the beneficial owner of shares of Common Stock on a particular matter and does not have discretionary authority to vote the shares on that matter, but has discretionary voting power on other proposals. SEC rules prohibit brokers from voting their customers’ shares on proposals considered by the rules of the NYSE American to be “non-routine” matters without receiving voting instructions from the customer.

Under the rules of the NYSE American, Proposal 1 (the election of directors) is considered a “non- routine” matter. Beneficial owners of shares held in broker accounts are advised that, if they do not timely provide voting instructions to their broker, their shares will not be voted in connection with this proposal. In such event, for purposes of Proposal 1 (the election of directors), a “broker non-vote” will occur with respect to their shares, which broker non-vote will not be counted as a vote cast, and will have no effect on the result of the vote. However, broker non-votes will be considered “present” for the purpose of determining whether a quorum exists.
Proposal 2 (the ratification of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024) is the only matter to be presented at the Annual Meeting that is considered “routine” under NYSE American rules, and on which brokers may vote in their discretion on behalf of beneficial owners who have not provided voting instructions.
Q:
How are abstentions counted?

A:
Abstentions will be considered “present” for the purpose of determining whether a quorum exists. However, under Maryland law, for purposes of Proposal 1 (the election of directors) and Proposal 2 (the ratification of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024), abstentions are not considered to be votes cast on a proposal. Accordingly, consistent with Maryland law, abstentions will not be treated as votes cast and will have no effect on the result of the vote.

Q:
What are the voting requirements to approve Proposal 1?

A:
Under our bylaws, in order to be elected as a director as described in Proposal 1, a director nominee must receive the affirmative vote of a plurality of all votes cast at the Annual Meeting at which a quorum is present. This means that a director nominee with the most votes for a particular board seat is elected to that seat. Because the number of director nominees does not exceed the number of board seats, a director nominee need only receive a single “for” vote to be elected. “Withhold” votes and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, but will be considered “present” for the purpose of determining the presence of a quorum. If an incumbent director nominee fails to receive the required number of votes for reelection, then under Maryland law, he or she will continue to serve as a “holdover” director until his or her successor is duly elected and qualifies.

Q:
What are the voting requirements to approve Proposal 2?

A:
Under our bylaws, the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present is required to approve Proposal 2 (the vote to ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024). This means that Proposal 2 needs to receive more “for” votes than “against” votes in order to be approved. In the event that no option receives a majority of the votes cast on any such proposal, we will consider the option that receives the most votes to be the option selected by stockholders on such proposal.

Q:
How will voting on any other business be conducted?

A:
We do not know of any business to be considered at the Annual Meeting other than the election of directors and the ratification of the selection of our independent registered public accounting firm for the fiscal year ending December 31, 2024. However, if any other business is properly presented at the Annual Meeting, your submitted proxy gives authority to R. Ramin Kamfar and Jordan B. Ruddy, and each of them, to vote on such matters in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion.

Q:
When are the stockholder proposals for the next annual meeting of stockholders due?

A:
Stockholders interested in nominating a person as a director or presenting any other business for consideration at our annual meeting of stockholders in 2025 may do so by following the procedures prescribed in Article II, Section 11 of our Bylaws. To be eligible for presentation to and action by the stockholders at the 2025 annual meeting, director nominations and other stockholder proposals must be received by Jason Emala, our Secretary, no earlier than the 150th day, nor later than 5:00 p.m. Eastern Time on the 120th day, prior to the first anniversary of the date of this proxy statement (i.e., no earlier than November 17, 2024 and no later than December 17, 2024). However, if we hold our 2025 annual meeting before May 14, 2025, or after July 13, 2025, stockholders must submit proposals no earlier than 150 days prior to the 2025 annual meeting date and no later than the later of 120 days prior to the 2025 annual meeting date or ten (10) days after announcement of the 2025 annual meeting date.

Q:
Who will solicit and pay the cost of soliciting proxies for the Annual Meeting?

A:
We will bear all expenses incurred in connection with the solicitation of proxies. We have retained Morrow Sodali LLC, a proxy solicitation firm, to solicit proxies in connection with the Annual Meeting at a cost of approximately $12,000 plus expenses. Additionally, our officers, directors and employees may solicit proxies by mail, personal contact, letter, telephone, telegram, facsimile or other electronic means. They will not receive any additional compensation for those activities, but they may be reimbursed for their out-of-pocket expenses.

Q:
Who can I contact with questions on how to vote?

A:
If you have questions regarding the Annual Meeting or the accompanying proxy statement, would like additional copies of the accompanying proxy statement or need help in voting your shares of Common Stock, please contact our Proxy Solicitor:

Morrow Sodali LLC 333 Ludlow Street,
5th Floor, South Tower Stamford, CT 06902
Banks and Brokerage Firms Call: (203) 658-9400 Stockholders Call Toll Free: (800) 662-5200
E-mail: BHM@morrowsodali.com
Q:
How can I contact the Company?

A:
The Company’s principal executive offices are located at 1345 Avenue of the Americas, 32nd Floor, New York, New York 10105. The Company’s telephone number is (212) 843-1601, and the telephone number for our Investor Relations department is (888) 558-1031.

Q:
Where can I find more information?

A:
We file annual, quarterly and current reports and other information with the SEC. You may read and copy any reports or other information we file with the SEC on the website maintained by the SEC at http://www.sec.gov. Our SEC filings are also available to the public at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, DC 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 or 1-202-551-7900 for further information regarding the public reference facilities.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The table below sets forth, as of April 10, 2024, certain information regarding the beneficial ownership of shares of our Class A common stock, shares of our Class C common stock, and shares of common stock issuable upon redemption of OP Units and LTIP Units, for (1) each person known to be the beneficial owner of 5% or more of our outstanding shares of common stock, (2) each of our directors and named executive officers, and (3) all of our directors and named executive officers as a group. Each person named in the table has sole voting and investment power with respect to all of the shares of common stock shown as beneficially owned by such person, except as otherwise set forth in the notes to the table.
The SEC has defined “beneficial ownership” of a security to mean the possession, directly or indirectly, of voting power and/or investment power over such security. A stockholder is also deemed to be, as of any date, the beneficial owner of all securities that such stockholder has the right to acquire within 60 days after that date through (1) the exercise of any option, warrant or right, (2) the conversion of a security, (3) the power to revoke a trust, discretionary account or similar arrangement or (4) the automatic termination of a trust, discretionary account or similar arrangement. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, our shares of common stock subject to options, vesting, or other rights (as set forth above) held by that person that are exercisable or will become exercisable within 60 days thereafter, are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person.
Name of Beneficial Owner	Title of Class of Securities Owned	Amount and Nature of Beneficial Ownership	Percent of Class(2)	Amount of Beneficial Ownership	Percent of Common Stock(3)
Directors and Named Executive Officers(1)
Named Executive Officers
R. Ramin Kamfar	Class A Common Stock	726	*	1,003,327	8.21%
	Class C Common Stock	5,247	61.81%
	OP Units(4)	156,214	2.12%
	LTIP Units(5)(6)	841,140	84.80%
Jordan Ruddy	Class A Common Stock	1,820	*	165,780	1.36%
	Class C Common Stock	1,083	12.76%
	OP Units(7)	126,667	1.72%
	LTIP Units(8)	36,210	3.65%
Ryan S. MacDonald	Class C Common Stock	341	4.02%	497,658	4.07%
	OP Units	481,085	6.53%
	LTIP Units(9)	16,232	1.64%
James G. Babb, III	Class C Common Stock	1,364	16.07%	773,594	6.33%
	OP Units	767,988	10.43%
	LTIP Units(10)	4,242	*
Christopher J. Vohs	Class A Common Stock	1,821	*	91,741	*
	OP Units	84,412	1.15%
	LTIP Units(11)	5,508	*
Michael DiFranco	Class A Common Stock	419	*	63,944	*
	OP Units	55,881	*
	LTIP Units(12)	7,644	*
Jason Emala	Class A Common Stock	596	*	5,722	*
	LTIP Units(13)	5,126	*

Name of Beneficial Owner	Title of Class of Securities Owned	Amount and Nature of Beneficial Ownership	Percent of Class(2)	Amount of Beneficial Ownership	Percent of Common Stock(3)
Independent Directors
I. Bobby Majumder	Class A Common Stock	1,778	*	39,725	*
	OP Units	23,356	*
	LTIP Units	14,591	1.47%
Elizabeth Harrison	OP Units	19,470	*	34,061	*
	LTIP Units	14,591	1.47%
Kamal Jafarnia	OP Units	14,562	*	29,153	*
	LTIP Units	14,591	1.47%
Romano Tio	Class A Common Stock	3,211	*	41,158	*
	OP Units	23,356	*
	LTIP Units	14,591	1.47%
All directors and named executive officers as a group (11 persons)		2,745,863	22.48%	2,745,863	22.48%
5% Stockholders:
Par Sanda 501 N. Birch Rd, Unit 3 Fort Lauderdale, FL 33304(14)	Class A Common Stock	571,042	14.83%	571,042	4.67%
The Radoff Family Foundation 2727 Kirby Drive, Unit 29L Houston, TX 77098(15)	Class A Common Stock	338,500	8.79%	338,500	2.77%
Hedgehog Capital LLC 1117 E. Putnam Ave #320 Riverside, CT 06878(16)	Class A Common Stock	337,952	8.78%	337,952	2.77%
Quinn Opportunity Partners LLC 2 Boars Head Place, Suite 250 Charlottesville, VA 22903(17)	Class A Common Stock	232,071	6.03%	232,071	1.90%

*
Less than 1%.

(1)
The address of each beneficial owner listed is 1345 Avenue of the Americas, 32nd Floor, New York, New York 10105.

(2)
Numbers and percentages in the table are based on 3,850,425 shares of Class A common stock outstanding, 8,489 shares of Class C common stock outstanding, 7,365,735 OP Units outstanding and 991,913 vested LTIP Units outstanding, in each case as of April 10, 2024, for a total of 12,216,562 shares of Class A Common Stock, Class C Common Stock, OP Units and vested LTIP Units outstanding. However, numbers and percentages do not include 375,636 remaining unvested LTIP Units outstanding as of April 10, 2024 as addressed in footnotes (5) through (13) below. Percentages for all named executive officers and directors as a group is based on the combined total of all 12,216,562 shares of Class A Common Stock, Class C Common Stock, OP Units and vested LTIP Units outstanding, as each is an equivalent unit of ownership.

(3)
Percent of Common Stock for each executive officer, director, and 5% stockholder is calculated using the combined total of all shares of Class A common stock, Class C common stock, OP Units and vested LTIP Units owned by each such individual, as each is an equivalent unit of ownership, relative to the combined total of 12,216,562 shares of Class A common stock, Class C common stock, OP Units and LTIP Units outstanding as of April 10, 2024.

(4)
In addition, for estate planning purposes, certain irrevocable trusts associated with Mr. Kamfar, of which members of Mr. Kamfar’s immediate family are the beneficiaries and of which Mr. Kamfar is neither a trustee nor a beneficiary, hold an aggregate of 4,753,551 OP Units.

(5)
Total includes (a) 7,688 LTIP Units issued to the Manager as part of an initial staking grant on November 3, 2022 (the “Initial Staking Grant”), which vested on November 3, 2023, and (b) 19,224 LTIP Units issued to the Manager as part of an annual long-term equity incentive grant (the “Annual Incentive Grant”) on May 25, 2023, which will vest on May 25, 2024. Total does not include (i) 30,751 remaining unvested LTIP Units issued to the Manager in connection with the Initial Staking Grant, which will vest ratably on an annual basis on each of November 3, 2024, November 3, 2025, November 3, 2026 and November 3, 2027 (collectively, the “Remaining Initial Staking Grant Vesting Dates”), or (ii) 38,446 remaining unvested LTIP Units issued to the Manager as part of the Annual Incentive Grant, which will vest ratably on each of April 1, 2025 and April 1, 2026 (collectively, the “Remaining Annual Incentive Grant Vesting Dates”). As the indirect controlling person of the Manager, Mr. Kamfar possesses sole voting and investment power over LTIP Units that are currently held by the Manager.

(6)
Total includes 25,203 LTIP Units issued to Mr. Kamfar as part of the Initial Staking Grant on November 3, 2022, which vested on November 3, 2023. Total does not include 100,808 remaining unvested LTIP Units issued to Mr. Kamfar in connection with the Initial Staking Grant, which will vest ratably on an annual basis over the Remaining Initial Staking Grant Vesting Dates.

(7)
In addition, for estate planning purposes, an irrevocable trust associated with Mr. Ruddy, of which members of Mr. Ruddy’s immediate family are the beneficiaries and of which Mr. Ruddy is neither a trustee nor a beneficiary, holds an aggregate of 646,936 OP Units.

(8)
Total includes (a) 8,544 LTIP Units issued to Mr. Ruddy as part of the Initial Staking Grant on November 3, 2022, which vested on November 3, 2023, and (b) 11,529 LTIP Units issued to Mr. Ruddy as part of the Annual Incentive Grant on May 25, 2023, which will vest on May 25, 2024. Total does not include (i) 34,172 remaining unvested LTIP Units issued to Mr. Ruddy in connection with the Initial Staking Grant, which will vest ratably over the Remaining Initial Staking Grant Vesting Dates, or (ii) 23,056 remaining unvested LTIP Units issued to Mr. Ruddy as part of the Annual Incentive Grant, which will vest ratably on each of the Remaining Annual Incentive Grant Vesting Dates.

(9)
Total includes 16,232 LTIP Units issued to Mr. MacDonald as part of the Initial Staking Grant on November 3, 2022, which vested on November 3, 2023. Total does not include 64,928 remaining unvested LTIP Units issued to Mr. MacDonald in connection with the Initial Staking Grant, which will vest ratably over the Remaining Initial Staking Grant Vesting Dates.

(10)
Total includes (a) 3,418 LTIP Units issued to Mr. Babb as part of the Initial Staking Grant on November 3, 2022, which vested on November 3, 2023, and (b) 824 LTIP Units issued to Mr. Babb as part of the Annual Incentive Grant on May 25, 2023, which will vest on May 25, 2024. Total does not include (i) 13,669 remaining unvested LTIP Units issued to Mr. Babb in connection with the Initial Staking Grant, which will vest ratably over the Remaining Initial Staking Grant Vesting Dates, or (ii) 1,647 remaining unvested LTIP Units issued to Mr. Babb as part of the Annual Incentive Grant, which will vest ratably on each of the Remaining Annual Incentive Grant Vesting Dates.

(11)
Total includes (a) 4,272 LTIP Units issued to Mr. Vohs as part of the Initial Staking Grant on November 3, 2022, which vested on November 3, 2023, and (b) 1,236 LTIP Units issued to Mr. Vohs as part of the Annual Incentive Grant on May 25, 2023, which will vest on May 25, 2024. Total does not include (i) 17,086 remaining unvested LTIP Units issued to Mr. Vohs in connection with the Initial Staking Grant, which will vest ratably over the Remaining Initial Staking Grant Vesting Dates, or (ii) 2,470 remaining unvested LTIP Units issued to Mr. Vohs as part of the Annual Incentive Grant, which will vest ratably on each of the Remaining Annual Incentive Grant Vesting Dates.

(12)
Total includes (a) 6,408 LTIP Units issued to Mr. DiFranco as part of the Initial Staking Grant on November 3, 2022, which vested on November 3, 2023, and (b) 1,236 LTIP Units issued to Mr. DiFranco as part of the Annual Incentive Grant on May 25, 2023, which will vest on May 25, 2024 . Total does not include (i) 25,629 remaining unvested LTIP Units issued to Mr. DiFranco in connection with the Initial Staking Grant, which will vest ratably over the Remaining Initial Staking Grant Vesting Dates, or (ii) 2,470 remaining unvested LTIP Units issued to Mr. DiFranco as part of the Annual Incentive Grant, which will vest ratably on each of the Remaining Annual Incentive Grant Vesting Dates.

(13)
Total includes 5,126 LTIP Units issued to Mr. Emala as part of the Initial Staking Grant on November 3, 2022, which vested on November 3, 2023. Total does not include 20,504 remaining unvested LTIP Units issued to Mr. Emala in connection with the Initial Staking Grant, which will vest ratably over the Remaining Initial Staking Grant Vesting Dates.

(14)
Based on the Schedule 13G filed with the SEC on February 14, 2024. Includes holdings of a limited liability company of which Par Sanda is Managing Member and through which Par Sanda may be deemed beneficial owner of 571,042 shares of our Class A common stock. Par Sanda has sole voting power with respect to 571,042 shares and sole dispositive power with respect to 571,042 shares, and shared voting and/or dispositive power with respect to no shares, in each case, of our Class A common stock. The percentage of beneficial ownership has been adjusted to reflect our actual shares of Class A common stock outstanding as of the close of business on April 10, 2024.

(15)
Based on the Schedule 13G filed with the SEC on February 13, 2024. The Radoff Family Foundation has sole voting power with respect to 338,500 shares, sole dispositive power with respect to 338,500 shares, and shared voting and/or dispositive power with respect to no shares, in each case, of our Class A common stock. The percentage of beneficial ownership has been adjusted to reflect our actual shares of Class A common stock outstanding as of the close of business on April 10, 2024.

(16)
Based on the Schedule 13G filed with the SEC on March 1, 2024. Hedgehog Capital LLC has sole voting power with respect to 337,952 shares, sole dispositive power with respect to 337,952 shares, and shared voting and/or dispositive power with respect to no shares, in each case, of our Class A common stock. The percentage of beneficial ownership has been adjusted to reflect our actual shares of Class A common stock outstanding as of the close of business on April 10, 2024.

(17)
Based on the Schedule 13F filed with the SEC on February 13, 2024. Quinn Opportunity Partners LLC has shared voting power with respect to 232,071 shares, shared dispositive power with respect to 232,071 shares, and sole voting and/or dispositive power with respect to no shares, in each case, of our Class A common stock. The percentage of beneficial ownership has been adjusted to reflect our actual shares of Class A common stock outstanding as of the close of business on April 10, 2024.

PROPOSAL 1
ELECTION OF DIRECTORS
At the Annual Meeting, stockholders will vote on the election of all five members of our board of directors. Our charter and bylaws provide that the number of our directors may be established by a majority of the entire board of directors but may not be fewer than the minimum number required by the Maryland General Corporation Law. Our bylaws further provide that the number of our directors may not be more than fifteen (15). We currently have the following five (5) directors, including four independent directors: R. Ramin Kamfar, Elizabeth Harrison, Kamal Jafarnia, I. Bobby Majumder and Romano Tio. The term of each such incumbent director expires at the Annual Meeting and when his or her respective successor is duly elected and qualifies.
Effective March 6, 2024, upon the recommendation of the nominating and corporate governance committee (which is comprised solely of independent directors), our board of directors nominated incumbent directors R. Ramin Kamfar, Elizabeth Harrison, Kamal Jafarnia, I. Bobby Majumder and Romano Tio to stand for re-election for the five director positions at the Annual Meeting, with each to hold office until our annual meeting of stockholders in 2025 and until his or her respective successor is duly elected and qualifies.
Each of the five nominees has consented to serve until the 2025 annual meeting of stockholders and has consented to be named in this proxy statement. If for any reason any of the nominees becomes unavailable for election, our board of directors may designate a substitute nominee. In such case, the persons named as proxies in the accompanying proxy card will vote for the substitute nominee designated by our board of directors. Alternatively, our board of directors may reduce the size of the board of directors, or leave the position vacant.
Nominees for Election — Directors’ Backgrounds and Qualifications
We have provided below certain information about each nominee for election as a director.
Name	Age*	Position	Year First Became a Director
R. Ramin Kamfar	60	Chairman of the Board, Chief Executive Officer	2022
I. Bobby Majumder	55	Lead Independent Director	2022
Elizabeth Harrison	59	Independent Director	2022
Kamal Jafarnia	57	Independent Director	2022
Romano Tio	64	Independent Director	2022

*
As of April 1, 2024.

R. Ramin Kamfar has served as a member of our board of directors, including as Chairman of the Board, since October 2022.
Mr. Kamfar serves as Chief Executive Officer of our Manager, and as the Chairman of our board of directors and as our Chief Executive Officer. Mr. Kamfar served as Chairman of the board of directors and Chief Executive Officer of Bluerock Residential Growth REIT, Inc. from August 2008 to October 2022. In addition, Mr. Kamfar has served as Chairman of the board of trustees of Bluerock Total Income +Real Estate Fund, a closed-end interval fund organized by Bluerock, since 2012, and as Chairman of the board of trustees of Bluerock High Income Institutional Credit Fund, a closed-end interval fund organized by Bluerock, since 2022. Mr. Kamfar has also served as Chairman of the board of directors of Bluerock Industrial Growth REIT, Inc. and Chief Executive Officer of its external manager, Bluerock Industrial Manager, LLC, since 2021. Mr. Kamfar is the Founder and has also served as the Chairman and Chief Executive Officer of Bluerock since 2002. Mr. Kamfar has approximately 30 years of experience in various aspects of real estate, private equity, and investment banking. From 1988 to 1993, Mr. Kamfar worked as an investment banker at Lehman Brothers, New York, New York, where he specialized in mergers and acquisitions and corporate finance. From 1993 to 2002, Mr. Kamfar built a startup into a leading public company in the “fast casual” market now known as Einstein Noah Restaurant Group, Inc. Mr. Kamfar received an M.B.A. degree with distinction in Finance from The Wharton School of the University of Pennsylvania, and a B.S. degree with distinction in Finance from the University of Maryland, College Park.
Mr. Kamfar’s knowledge of the Company based on his years of service, as well as the experience noted above, led the nominating and corporate governance committee to conclude Mr. Kamfar should continue to serve as a member of our board of directors.
I. Bobby Majumder, NACD. DC has served as an independent member of our board of directors since October 2022.
In addition, Mr. Majumder served as an independent member of the board of directors of Bluerock Residential from January 2009 to October 2022. Mr. Majumder is a partner at the law firm of Frost Brown Todd. Mr. Majumder specializes in corporate and securities transactions with an emphasis on the representation of underwriters, placement agents and issuers in both public and private offerings, private investment in public equity (PIPE) transactions and venture capital and private equity funds. Prior to Frost Brown Todd, Mr. Majumder was a partner at the law firm of Reed Smith from May 2019 to September 2021, where he served as the Managing Partner of the firm’s Dallas office and firmwide Co-Chair of the firm’s India practice. Prior to Reed Smith, Mr. Majumder was a partner at the law firm of Perkins Coie from March 2013 to May 2019. Prior to Perkins Coie, Mr. Majumder was a partner in the law firm of K&L Gates LLP from May 2005 to March 2013. From January 2000 to April 2005, Mr. Majumder was a partner at the firm of Gardere Wynne Sewell LLP. Through his law practice, Mr. Majumder has gained significant experience relating to the acquisition of a number of types of real property assets including raw land, improved real estate and oil and gas interests. Mr. Majumder also has served as an independent Trustee on the Board of Trustees of Bluerock Total Income + Real Estate Fund since 2012 and as an independent Trustee on the Board of Trustees of Bluerock High Income Institutional Credit Fund since 2022. He is an active member of the Park Cities Rotary Club, a charter member of the Dallas Chapter of The Indus Entrepreneurs and an Associate Board member of the Cox School of Business at Southern Methodist University. Mr. Majumder is NACD Directorship Certified®. Mr. Majumder received a J.D. degree in 1993 from Washington and Lee University School of Law and a B.A. degree in 1990 from Trinity University.
Mr. Majumder’s experience as a partner at Frost Brown Todd and his legal education, as well as the experience noted above, led the nominating and corporate governance committee to conclude Mr. Majumder should continue to serve as a member of our board of directors.
Elizabeth Harrison has served as an independent member of our board of directors since October 2022.
In addition, Ms. Harrison served as an independent member of the board of directors of Bluerock Residential from July 2018 to October 2022.
Ms. Harrison has over 23 years of branding and marketing experience. Ms. Harrison serves as the CEO and Principal of H&S Communications (“H&S”), a full-service marketing, branding and public relations agency with offices in New York, Miami and Los Angeles, which she co-founded in 1995. Having organized the sale of H&S to Omnicom Group (NYSE: OMC), a leading global marketing and corporate communications company, in 2003, where she continued to serve as CEO, Ms. Harrison reacquired H&S from Omnicom Group in 2020. As CEO of H&S, Ms. Harrison is responsible for the company’s operations and strategic development, while overseeing communications, partnerships and marketing for clients that include real estate developers, luxury hotel properties and travel technology companies on a global level. In 2011, H&S became the complementary sister-agency of Ketchum, a leading global communications consultancy. Ms. Harrison is the co-author of several books and is frequently invited to share her luxury branding expertise at high-profile conferences and summits, most recently including Harvard’s 5th Annual CEO Roundtable: Building Leading Brands and Driving Growth. Ms. Harrison has also served as a panelist for Step Up Women’s Network’s “View from the Top” seminar. Ms. Harrison has served on the boards of Love Heals and the Alison Gertz Foundation for AIDS Education, and also works closely with the Ars Nova Theater Group. Ms. Harrison received a B.A. degree in 1986 from Sarah Lawrence College.
Ms. Harrison’s extensive leadership and entrepreneurial experience, background in luxury branding and marketing, and additional experience noted above led the nominating and corporate governance committee to conclude Ms. Harrison should continue to serve as a member of our board of directors.

Kamal Jafarnia has served as an independent member of our board of directors since October 2022.
Additionally, Mr. Jafarnia served as an independent member of the board of directors of Bluerock Residential from June 2019 to October 2022.
Mr. Jafarnia currently serves as General Counsel, Executive Vice President and Secretary of Opto Investments, Inc. (formerly named Lonsdale Digital Management, Inc.). Previously, Mr. Jafarnia served as General Counsel and Chief Compliance Officer at Artivest Holdings, Inc., which position he held from October 2018 until February 2021, and as Chief Compliance Officer of Altegris Advisors LLC, which was the advisor to the Altegris KKR Commitments Fund. Prior to Artivest, Mr. Jafarnia served as Managing Director for Legal and Business Development at Provasi Capital Partners LP. Prior to that, from October 2014 to December 2017, he served as Senior Vice President of W.P. Carey Inc. (NYSE: WPC), as well as Senior Vice President and Chief Compliance Officer of Carey Credit Advisors, Inc. and as Chief Compliance Officer and General Counsel of Carey Financial, LLC. Prior to joining W. P. Carey Inc., Mr. Jafarnia served as Counsel to two American Lawyer Global 100 law firms in New York. From March 2014 to October 2014, Mr. Jafarnia served as Counsel in the REIT practice group at the law firm of Greenberg Traurig, LLP. From August 2012 to March 2014, Mr. Jafarnia served as Counsel in the Financial Services & Products Group and was a member of the REIT practice group of Alston & Bird, LLP. Between 2006 and 2012, Mr. Jafarnia served as a senior executive, in-house counsel, and Chief Compliance Officer for several alternative investment program sponsors, including, among others, American Realty Capital, a real estate investment program sponsor, and its affiliated broker-dealer, Realty Capital Securities, LLC. In addition, Mr. Jafarnia has served as a non-executive independent member of the board of directors of Ashford Hospitality Trust, Inc. (NYSE: AHT) since January 2013. Mr. Jafarnia also has served as an independent Trustee on the Board of Trustees of Bluerock Total Income + Real Estate Fund since 2021 and as an independent Trustee on the Board of Trustees of Bluerock High Income Institutional Credit Fund since 2022. Mr. Jafarnia received an L.L.M. in Securities and Financial Regulation in 2011 from Georgetown University Law Center, a J.D. degree in 1992 from Temple University and a B.A. degree in economics and government in 1988 from the University of Texas at Austin.
Mr. Jafarnia’s legal background and public company experience, as well as the additional experience described above, led the nominating and corporate governance committee to conclude Mr. Jafarnia should continue to serve as a member of our board of directors.
Romano Tio has served as an independent member of our board of directors since October 2022.
Additionally, Mr. Tio served as an independent member of the board of directors of Bluerock Residential from January 2009 to October 2022.
Mr. Tio serves as Senior Managing Director of Greystone, a commercial real estate finance and investment firm. From June 2017 to March 2021, Mr. Tio served as Senior Managing Director at Ackman-Ziff, an institutional real estate capital advisory firm. From May 2009 to June 2017, Mr. Tio served as Managing Director of RM Capital Management LLC, a boutique real estate investment and advisory firm. From January 2008 to May 2009, Mr. Tio served as a Managing Director and co-head of the commercial real estate efforts of HCP Real Estate Investors, LLC, an affiliate of Harbinger Capital Partners Funds, a $10+ billion private investment firm specializing in event/distressed strategies. From August 2003 until December 2007, Mr. Tio was a Managing Director at Carlton Group Ltd., a boutique real estate investment banking firm where he was involved in over $2.5 billion worth of commercial real estate transactions. Earlier in his career, Mr. Tio was involved in real estate sales and brokerage for 25 years. Mr. Tio also has served as an independent Trustee of the Board of Trustees of Bluerock Total Income + Real Estate Fund since 2012 and as an independent Trustee on the Board of Trustees of Bluerock High Income Institutional Credit Fund since 2022. Mr. Tio received a B.S. degree in biochemistry in 1982 from Hofstra University.
Mr. Tio’s knowledge of the real estate industry, as well as the experience noted above, led the nominating and corporate governance committee to conclude Mr. Tio should continue to serve as a member of our board of directors.
The appointed proxies will vote your shares of Common Stock as you instruct, unless you submit your proxy without instructions. In this case, they will vote FOR all of the director nominees listed above. If any nominee becomes unable or unwilling to stand for re-election, the board may reduce its size or designate a substitute. If a substitute is designated, proxies voting on the original nominee will be cast for the substituted nominee.
Vote Required
Under our bylaws, the affirmative vote of a plurality of all votes cast at a meeting at which a quorum is present is required for the election of directors. This means that the director nominees with the most votes are elected, up to the number of directors to be elected. Because the number of director nominees does not exceed the number of board seats, a director nominee need only receive a single “for” vote to be elected.
“Withhold” votes and broker non-votes will have no effect on the outcome of the election, but they will count toward the establishment of a quorum. If an incumbent director nominee fails to receive the required number of votes for reelection, then under Maryland law, he or she will continue to serve as a “holdover” director until his or her successor is duly elected and qualifies.
Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” ALL FIVE NOMINEES
LISTED FOR ELECTION AS DIRECTORS.

CORPORATE GOVERNANCE
The Board of Directors
We operate under the direction of our board of directors. The board of directors oversees our operations and makes all major decisions concerning our business.
Board Leadership Structure
The board of directors is currently composed of R. Ramin Kamfar, our Chief Executive Officer, and four independent directors: Elizabeth Harrison, Kamal Jafarnia, I. Bobby Majumder and Romano Tio. The board composition and our Corporate Governance Guidelines ensure strong oversight by independent directors. The board of directors’ audit committee, compensation committee and nominating and corporate governance committee are each composed entirely of independent directors. The board of directors is led by Mr. Kamfar. As Chairman of the Board, Mr. Kamfar is responsible for leading board meetings and meetings of stockholders, generally setting the agendas for board meetings (subject to the requests of other directors) and providing information to the other directors in advance of meetings and between meetings. As Chief Executive Officer, Mr. Kamfar manages our business under the direction of the board of directors and implements our policies as determined by the board of directors. Pursuant to our Corporate Governance Guidelines, the board of directors does not require the role of the Chairman of the Board and Chief Executive Officer to be separated. However, our Corporate Governance Guidelines do require the appointment of a lead independent director if the Chairman of the Board is not an independent director. Our lead independent director is I. Bobby Majumder, who was elected lead independent director by the nominating and corporate governance committee (comprised solely of the independent members of our board of directors). The role of our lead independent director includes the following duties:
•
call meetings of the independent directors, as needed;

•
develop the agendas for meetings of the independent directors;

•
preside at executive sessions of the independent directors;

•
confer regularly with the Chief Executive Officer; and

•
serve as a liaison between the Chief Executive Officer and the independent directors.

The Role of the Board of Directors in our Risk Oversight Process
While our Manager is responsible for the day-to-day management of risks faced by the Company, our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. No less than quarterly, our entire board reviews information regarding the Company’s liquidity, borrowings, operations, legal and regulatory compliance and actual and expected material developments in our business, as well as the risks associated with each. In addition, each year the board of directors reviews our investment strategies and objectives and their continued viability, and each quarter the directors review variances in major line items between our current results and our budget from the prior quarter, review all significant changes to our projections for future periods and discuss risks related to our property portfolio. The board of directors also oversees risk management with respect to certain real estate investments proposed by our Manager and our investment policies and procedures. The audit committee oversees risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements. The compensation committee reviews and approves, on an annual basis, the compensation, if any, of all of our executive officers, and also administers our incentive compensation equity-based plans. The nominating and corporate governance committee is responsible for identifying and recommending to our full board of directors qualified candidates for election as directors, developing and recommending to our board of directors our Corporate Governance Guidelines, and implementing and monitoring such guidelines. Although the audit committee, compensation committee and nominating and corporate governance committee are responsible for evaluating certain risks and overseeing the management of such risks, the entire board of directors is regularly informed through reporting by each such committee about such risks.

Director Independence and Independence Determinations
Under our Corporate Governance Guidelines, a majority of the members of our board of directors, and all of the members of our audit committee, compensation committee, and nominating and corporate governance committee, must be “independent.” Our Corporate Governance Guidelines define an “independent” director in accordance with the NYSE American Company Guide and under applicable law. In addition, audit and compensation committee members are subject to the additional independence requirements of applicable SEC rules and NYSE listing standards. Our Corporate Governance Guidelines require our board of directors to review the independence of all directors at least annually. A director is not independent unless our board of directors affirmatively determines that he or she does not have a material relationship with us (either directly or as a partner, director, member, stockholder or officer of an organization that has a relationship with us).
Our Chief Executive Officer and Chairman of our board of directors, R. Ramin Kamfar, is affiliated with us and we do not consider Mr. Kamfar to be an independent director. In making its independence determination with respect to our other current directors, our board of directors considered the following:
•
Messrs. Jafarnia, Majumder and Tio each serve as an independent Trustee of the Board of Trustees of Bluerock Total Income + Real Estate Fund, a closed-end interval fund organized by Bluerock (the “Real Estate Fund”), and each also serves as an independent Trustee of the Board of Bluerock High Income Institutional Credit Fund, a registered interval fund organized by Bluerock (the “Credit Fund”). Serving as a director or trustee of, or having an ownership interest in, another program sponsored by Bluerock will not, by itself, preclude independent director status. None of these directors has ever served as (or is related to) an employee of ours or any of our predecessors or acquired companies or received or earned any compensation from us or any such other entities except for compensation directly related to service as a director of us, the Real Estate Fund or the Credit Fund.

•
Mr. Tio serves as Senior Managing Director with Greystone, a commercial real estate finance and investment firm. Prior to Mr. Tio’s employment with Greystone, in January 2021, Greystone provided a bridge loan to one of the development projects of Bluerock Residential, and Greystone may provide financing on Company projects in the future. Mr. Tio does not have a role as an officer, partner or shareholder with Greystone. As an employee with Greystone, Mr. Tio will be screened from and will not personally be involved in any future transactions with the Company. In addition, Mr. Tio’s compensation will not be affected by the amount of interest, fees or other income that may be earned by Greystone from any such transaction with the Company. The amounts involved in any such transactions are not expected to represent a material percentage of the Company’s, or Greystone’s, revenues, nor should any such transaction constitute a related-party transaction because Mr. Tio will not have a direct or indirect material interest therein.

Having considered these and other relevant factors, our board of directors, on recommendation of the nominating and corporate governance committee, affirmatively determined that each of Elizabeth Harrison, Kamal Jafarnia, I. Bobby Majumder and Romano Tio has no material relationship with us that would impair his or her independent judgment as a director, and qualifies as independent under the standards of the NYSE American, the SEC and our Corporate Governance Guidelines, including with respect to committee membership on the committees on which they serve.
Nomination of Directors
Our nominating and corporate governance committee, which consists of three of our independent directors, has adopted a nominating and corporate governance committee charter that details the committee’s principal functions. These functions include identifying and recommending to our full board of directors qualified candidates for election as directors, and recommending nominees for election as directors at the annual meeting of stockholders. Our bylaws provide that nominations of individuals for election to the board of directors at an annual meeting of stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the board of directors or (3) by a stockholder who is a stockholder of record at the record date set by the board of directors for the purpose of determining stockholders entitled to vote at the meeting, at time of giving the advance notice required by our bylaws and at the time of the meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice procedures of our bylaws.
Nominations of individuals for election to the board of directors at a special meeting may be made only (1) by or at the direction of the board of directors or (2) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is a stockholder of record at the record date set by the board of directors for the purpose of determining stockholders entitled to vote at the meeting, at the time of giving the advance notice required by our bylaws and at the time of the special meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of our bylaws.
Board Membership Criteria
Our business involves a wide range of real estate, financing, accounting, management and financial reporting issues. In light of our business and structure, the full board of directors annually reviews the appropriate experience, skills and characteristics required of directors in the context of the then-current membership of the board of directors, and the nominating and corporate governance committee considers the experience, mix of skills, and other qualities of the directors and nominees with respect to all director nominations to ensure appropriate board composition. This assessment includes, in the context of the perceived needs of the board of directors at that time, issues of knowledge, experience, judgment and skills, such as an understanding of the real estate and real estate finance industries, accounting or financial management expertise, or marketing and branding experience. Our nominating and corporate governance committee and board of directors seeks to nominate directors with diverse backgrounds, experiences and skill sets that complement each other so as to maximize the collective knowledge, experience, judgment and skills of the entire board of directors. In particular, the nominating and corporate governance committee and board of directors believe that directors and nominees with the following qualities and experiences can assist in meeting this goal:
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Senior Leadership Experience.   Directors with experience in significant leadership positions provide the Company with perspective in analyzing, shaping and overseeing the execution of operational, organizational and strategic issues at a senior level. Further, such persons have a practical understanding of balancing operational and strategic goals and risk management.

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Business Entrepreneurship and Transactional Experience.   Directors who have a background in entrepreneurial businesses and growth transactions can provide insight into developing and implementing strategies for partnering in joint ventures and/or growing via mergers and acquisitions. Further, such directors have a practical understanding of the valuation of transactions and business opportunities and management’s plans for integration with existing operations.

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Financial and Accounting Experience.   An understanding of the financial markets, corporate finance, accounting requirements and regulations and accounting and financial reporting processes allows directors to understand, oversee and advise management with respect to the Company’s operating and strategic performance, capital structure, financing and investing activities, financial reporting and internal control of such activities. The Company seeks to have a number of directors who qualify as audit committee financial experts and expects all of its directors to be financially knowledgeable.

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Real Estate Experience.   An understanding of real estate issues, particularly with respect to real estate investment trusts, real estate development and apartment communities, brings critical industry- specific knowledge and experience to our board of directors. Education and experience in the real estate industry is useful in understanding the Company’s acquisition and development of apartment communities and the competitive landscape of our industry.

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Marketing and Branding Experience.   Directors with extensive marketing, branding and communications experience can offer advice and insights with regard to strategic, operational and financial aspects of the Company’s integrated and digital marketing. A background in brand management, customer engagement and e-commerce is valuable to the Company’s development and implementation of strategies to strengthen our branding and marketing initiatives and build our overall brand position.
The composition of our board of directors also reflects our commitment to diversity. We believe that multiple and varied points of view facilitate more balanced, wide-ranging discussion in the boardroom, and contribute to a more effective decision-making process. Of the five incumbent members of our board of directors, one (1) is female, and four (4) self-identify as ethnic minorities:
Gender Diversity
Women:	1	20%
Men:	4	80%
Ethnic Diversity
Minority:	4	80%
Non-minority:	1	20%
Other considerations in director nominations include the ability of the candidate to attend board meetings regularly and to devote an appropriate amount of time in preparation for those meetings. It also is expected that those nominated to serve as independent directors will be individuals who possess a reputation and hold positions or affiliations befitting a director of a publicly held company and who are actively engaged in their occupations or professions. The board of directors reviewed these criteria in connection with director nominations for the Annual Meeting, and determined that each of the nominees for election to our board of directors satisfies these criteria.
A vacancy in our board of directors may be filled only by the vote of a majority of the remaining directors, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies or until his or her earlier death, resignation or removal. Any director may resign at any time. Our charter further provides that any or all of our directors may be removed from office for cause, and then only by the affirmative vote of at least a majority of the votes entitled to be cast generally in the election of directors. For these purposes, “cause” means, with respect to any particular director, conviction of a felony or final judgment of a court of competent jurisdiction holding that such director caused demonstrable material harm to us through bad faith or active and deliberate dishonesty.
Each director will serve a term beginning on the date of his or her election and ending on the next annual meeting of the stockholders and when his or her successor is duly elected and qualifies. Under our bylaws, in order to be elected as a director, a director nominee must receive the affirmative vote of a plurality of all votes cast at a meeting at which a quorum is present. However, because holders of Common Stock have no right to cumulative voting for the election of directors, at each annual meeting of stockholders, the holders of a majority of the outstanding shares of Common Stock will be able to elect all of the directors.
Board and Committee Meetings and Director Attendance
During 2023, the board of directors held four (4) separate meetings. Also, during 2023, the audit committee held five (5) separate meetings, the compensation committee held two (2) separate meetings, and the nominating and corporate governance committee held two (2) separate meetings. The foregoing totals do not include board of directors or committee action taken by written consent. Each of our directors attended all meetings of the board of directors and of all committees on which they each served during 2023, except that Mr. Jafarnia was unable to attend one meeting of the nominating and corporate governance committee. For biographical information regarding our directors, see “Nominees for Election — Directors’ Backgrounds and Qualifications” above.
Director Attendance at Annual Meetings
Although we have no policy with regard to attendance by the members of the board of directors at our annual meetings, we invite and encourage all members of the board of directors to attend our annual meetings to foster communication between stockholders and the board of directors.

Committees of the Board of Directors
The board of directors has established three committees: an audit committee, a compensation committee and a nominating and corporate governance committee. All of our committees consist solely of independent directors. The principal functions of these committees are briefly described below. Our board of directors may from time to time establish other committees to facilitate our management. The committee charters are available on our website at www.bluerock.com/bluerock-homes-trust/governance-documents.
Audit Committee
Our board of directors has established an audit committee, which is comprised of three of our independent directors: I. Bobby Majumder, Kamal Jafarnia, and Romano Tio. Mr. Majumder is the chairman of our audit committee, and is designated as the audit committee financial expert as defined by the applicable rules promulgated by the SEC and the NYSE American corporate governance listing standards.
The audit committee meets on a regular basis, at least quarterly and more frequently as necessary. The audit committee’s primary functions are:
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to evaluate and approve the audit and non-audit services and fees of our independent registered public accounting firm;

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to periodically review the auditors’ independence; and

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to assist our board of directors in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the stockholders and others, management’s system of internal controls and procedures, and the audit and financial reporting process.

The audit committee also reviews and approves certain related party transactions, as described under “Certain Relationships and Related Party Transactions — Related Party Transaction Policy.” The audit committee fulfills these responsibilities primarily by carrying out the activities enumerated in the audit committee charter, as updated and revised by the audit committee, dated as of September 27, 2022.
The audit committee charter is available on our website at www.bluerock.com/bluerock-homes-trust/governance-documents.
Compensation Committee
Our board of directors has established a compensation committee, which is comprised of three of our independent directors: Romano Tio, Elizabeth Harrison, and I. Bobby Majumder. Mr. Tio is the chairman of our compensation committee. Our compensation committee charter details the principal functions of the compensation committee. These functions include:
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reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, if any;

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evaluating our Chief Executive Officer’s performance in light of such goals and objectives, and determining and approving the remuneration of our Chief Executive Officer, if any, based on such evaluation;

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reviewing and approving the compensation, if any, of all of our other executive officers;

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reviewing our executive compensation policies and plans;

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overseeing plans and programs related to the compensation of our Manager, including fees payable to our Manager pursuant to the Management Agreement;

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implementing and administering our incentive compensation equity-based remuneration plans, if any;

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assisting management in complying with our proxy statement and annual report disclosure requirements;

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producing a report on executive compensation to be included in our annual proxy statement; and

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reviewing, evaluating and recommending changes, if appropriate, to the remuneration for our independent directors.

The compensation committee charter is available on our website at www.bluerock.com/bluerock-homes-trust/governance-documents.
Compensation Committee Interlocks and Insider Participation
Our compensation committee is comprised of three of our independent directors. None of these individuals has at any time served as an officer or employee of the Company. None of our executive officers has served as a director or member of the compensation committee of any entity that has one or more of its executive officers serving as a member of our board of directors or compensation committee.
Nominating and Corporate Governance Committee
Our board of directors has established a nominating and corporate governance committee, which is comprised of three of our independent directors: I. Bobby Majumder, Kamal Jafarnia, and Romano Tio. Mr. Majumder is the chairman of our nominating and corporate governance committee. Our nominating and corporate governance committee charter details the principal functions of the nominating and corporate governance committee. These functions include:
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identifying and recommending qualified candidates to our full board of directors for election as directors, and recommending nominees for election as directors at the annual meeting of stockholders;

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developing and recommending corporate governance guidelines to our board of directors, and implementing and monitoring such guidelines;

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reviewing and making recommendations on matters involving the general operation of our board of directors, including board size and composition, and committee composition and structure;

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recommending nominees for each committee of our board of directors to our board of directors;

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annually facilitating the assessment of our board of directors’ performance as a whole and of the individual directors, as required by applicable law, regulations and the NYSE American corporate governance listing standards; and

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overseeing our board of directors’ evaluation of management.

The nominating and corporate governance committee may form and delegate authority to subcommittees in its discretion, provided that such subcommittees must be composed entirely of independent directors, and each such subcommittee must have its own charter setting forth its purpose and responsibilities. The nominating and corporate governance committee charter is available on our website at www.bluerock.com/bluerock-homes-trust/governance-documents.
Compensation of Directors
Each of our independent directors is entitled to annual cash and equity retainers of $50,000 and $75,000, respectively. In addition, the lead independent director, the audit committee chairman, the compensation committee chairman, and the nominating and corporate governance chairman are entitled to annual retainers of $15,000, $15,000, $10,000, and $10,000, respectively. Each member of the audit committee, the compensation committee, and the nominating and corporate governance committee are further entitled to annual retainers of $7,500, $5,000, and $5,000, respectively. In addition, all directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the Board.
We have provided below certain information regarding compensation earned by and paid to our directors during fiscal year 2023 (amounts in thousands).

Name	Fees Paid in Cash in 2023	LTIP Unit Awards(1)	Total
Elizabeth Harrison	$55,000(2)	$75,000	$130,000
Kamal Jafarnia	62,500(3)	75,000	137,500
I. Bobby Majumder	95,000(4)	75,000	170,000
Romano Tio	72,500(5)	75,000	147,500
R. Ramin Kamfar	—	—	—

(1)
Includes 3,303 LTIP Units granted under the 2022 Individuals Plan to each of Ms. Harrison, Mr. Jafarnia, Mr. Majumder and Mr. Tio in payment of the equity portion of their respective annual retainers for fiscal year 2023. The amounts reported for each non-employee director reflect the grant date fair value of the award based on the volume weighted average price of the Company’s Class A common stock on the NYSE American on the twenty (20) trading days prior to the grant date (i.e., $22.71).

(2)
Includes (i) cash portion of annual retainer for fiscal year 2023 of $50,000 and (ii) compensation committee member retainer for fiscal year 2023 of $5,000.

(3)
Includes (i) cash portion of annual retainer for fiscal year 2023 of $50,000, (ii) audit committee member retainer for fiscal year 2023 of $7,500, and (iii) nominating and corporate governance committee member retainer for fiscal year 2023 of $5,000.

(4)
Includes (i) cash portion of annual retainer for fiscal year 2023 of $50,000, (ii) lead independent director retainer for fiscal year 2023 of $15,000, (iii) audit committee chairman retainer for fiscal year 2023 of $15,000, (iv) compensation committee member retainer for fiscal year 2023 of $5,000, and (v) nominating and corporate governance committee chairman retainer for fiscal year 2023 of $10,000.

(5)
Includes (i) cash portion of annual retainer for fiscal year 2023 of $50,000, (ii) audit committee member retainer for fiscal year 2023 of $7,500, (iii) compensation committee chairman retainer for fiscal year 2023 of $10,000, and (iv) nominating and corporate governance committee member retainer for fiscal year 2023 of $5,000.

Contacting the Board of Directors
Any stockholder who desires to contact members of the board of directors may do so by writing to: Bluerock Homes Trust, Inc. Board of Directors, 1345 Avenue of the Americas, 32nd Floor, New York, New York 10105, Attention: Secretary. Communications received will be distributed by our Secretary to such member or members of the board of directors as deemed appropriate by our Secretary, depending on the facts and circumstances outlined in the communication received. For example, if any questions regarding accounting, internal accounting controls and auditing matters are received, they will be forwarded by our Secretary to the audit committee for review.

ENVIRONMENTAL STEWARDSHIP, SOCIAL RESPONSIBILITY AND GOVERNANCE
In October 2022, we launched an Environmental, Social, and Corporate Governance Initiative, including the appointment of an internal Corporate Responsibility Committee comprised of key members of management and other key employees, in support of the Company’s ongoing commitment to sustainability, health and safety, corporate social responsibility, corporate governance, and other public policy matters relevant to the Company. Our Corporate Responsibility Committee Charter is available on our website at www.bluerock.com/bluerock-homes-trust/governance-documents.
Environmental Sustainability
We share our investors’ concerns for the environment and continue to participate in a variety of environmental sustainability initiatives, such as energy monitoring and preservation, water conservation and waste reduction, and recycling. Our investment model, from site selection through development and operations, incorporates an evaluation of multiple environmental impacts and their inclusion in our projections upon acquisition. This affords us the functional and financial flexibility to develop, or retrofit, properties that operate responsibly in a changing environment, generating a continually replenishing opportunity to improve the environmental impact of older, less sustainable properties throughout the United States, while our ground-up developments incorporate environmentally sound principles from their inception. To reflect our commitment to reducing our environmental impact, in October 2022 we adopted an Environmental Sustainability Policy, which is available on our website at www.bluerock.com/bluerock-homes-trust/governance-documents.
In keeping with our Environmental Sustainability Policy, we undertake a variety of environmental sustainability initiatives, including the installation of energy- and water-conserving fixtures at many of our upgraded properties. Our value-add investment model generates a continually-replenishing opportunity for us to improve the environmental impact of older, less sustainable properties throughout the U.S., while our ground-up, build-to-rent developments incorporate environmentally sound principles from inception. Our due diligence process incorporates evaluation of environmental impacts, which are factored into our projections for acquisition or investment, affording us the functional and financial flexibility to develop or retrofit homes to operate more responsibly in a changing environment.
Social Responsibility and Human Capital
Consistent with our Human Rights Policy adopted in October 2022, we strive to respect and promote all human rights, consistent with the UN Guiding Principles on Business and Human Rights, the International Covenant on Civil and Political Rights, and the International Covenant on Economic, Social and Cultural Rights. We maintain a diverse board of directors, both by ethnicity and gender, and remain committed to ensuring the preservation of human rights in our relationships with our employees, partners and tenants.
In the creation of our portfolio, we are especially proud that we are able to address a critical and growing need for quality, well-managed and affordable homes in desirable communities, striving to demonstrate the possibility of embracing both people and profits. As we discuss below, according to a study by the Joint Center for Housing Studies of Harvard University conducted in 2020, rent-burdened households are on the rise across the U.S., with more than 10 million renters (one in four) paying more than half of their income on rent and nearly half spending more than the recommended 30% of income on rent and utilities. Through our focus on the middle-income renter with our scattered-site investment strategy, we are seeking to deliver a supply of affordable, well-maintained, single-family housing options, both for renters by choice as well as by necessity.
We have no employees and we rely on the employees of our Manager and its affiliates to conduct our operations. In order to attract and retain high performing individuals, our Manager and its affiliates are committed to partnering with its employees to provide opportunities for their professional development and promote their well-being. To that end, our Manager or its affiliates undertake various initiatives, including the following:
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implementing an Environmental, Social, and Corporate Governance Initiative to codify and disclose its commitment to good corporate citizenship, including the appointment of an internal corporate responsibility committee in support of its ongoing commitment to sustainability, health and safety, corporate social responsibility, corporate governance, and other public policy matters;
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providing department-specific training, access to online training seminars and opportunities to participate in industry conferences;

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providing annual reviews and regular feedback to assist in employee development and providing opportunities for employees to provide suggestions to management and safely register complaints;

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providing family leave, for example, for the birth or adoption of a child, as well as sick leave;

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focusing on creating a workplace that values employee health and safety;

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committing to the full inclusion of all qualified employees and applicants and providing equal employment opportunities to all persons, in accordance with the principles and requirements of the Equal Employment Opportunities Commission and the principles and requirements of the Americans with Disabilities Act; and

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recognizing the importance and contributions of a diverse workforce, with an appreciation for the unique perspectives and insights offered by diverse backgrounds.

Governance
We are committed to operating our business under strong and accountable corporate governance practices and have structured our corporate governance in a manner we believe closely aligns our interests with those of our stockholders. Notable attributes of our corporate governance structure include the following:
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We Have a Majority Independent Board.   Four (4) of the five (5) incumbent members of our board of directors are independent for purposes of the NYSE American corporate governance listing standards and Rule 10A-3 under the Exchange Act.

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Our Board of Directors is Not Staggered.   Each of our directors is subject to re-election annually.

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Our Key Board Committees Are Fully Independent.   We have fully independent Audit, Compensation and Nominating and Corporate Governance Committees.

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We are Committed to Board Diversity.   Of the five (5) incumbent members of our board of directors, one (1) is female, and four (4) self-identify as ethnic minorities.

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We Have a Lead Independent Director.   We believe that our Lead Independent Director promotes strong, independent oversight of our management and affairs.

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Code of Business Conduct and Ethics.   Our directors, officers and employees are subject to our Code of Business Conduct and Ethics to foster the highest standards of ethics and conduct in all business.

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Stock Ownership Guidelines.   To better align the interests of the Company’s directors and executive officers with those of its stockholders, our Stock Ownership Guidelines require our directors and executive officers to maintain specified minimum levels of ownership in our common stock, ranging (depending on position) from $750,000 to $2.5 million. Our Stock Ownership Guidelines further require our independent directors to own shares of our common stock valued at a minimum of three times their annual cash retainer for service on the board of directors.

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Anti-Hedging Policy.   Our insider trading policy expressly prohibits our directors, officers and employees from engaging in certain hedging transactions with respect to any Company securities at any time.

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Pledging Policy.   Our Pledging Policy prohibits our directors and executive officers from pledging, or otherwise using as collateral to secure any loan or other obligation, any Company securities that such executive officer or director is required to hold pursuant to our Stock Ownership Guidelines.

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Clawback Policy.   Our Clawback Policy provides for the possible recoupment of performance or incentive-based compensation in the event of an accounting restatement due to material noncompliance by us with any financial reporting requirements under the securities laws (other than due to a change in applicable accounting methods, rules or interpretations).

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We Value Stockholder Input.   We conduct regular and active stockholder engagement.

EXECUTIVE OFFICERS
The individuals listed as our executive officers below also serve as officers of our Manager. As executive officers of our Manager, they manage our day-to-day affairs and carry out the directives of our board of directors in the review, selection and recommendation of investment opportunities and operating acquired investments and monitoring the performance of those investments to ensure that they are consistent with our investment objectives.
The following table sets forth our executive officers, followed by biographical information regarding each executive officer who is not also a director.
Name	Age*	Position
R. Ramin Kamfar	60	Chief Executive Officer
Jordan Ruddy	61	President
Ryan S. MacDonald	41	Chief Investment Officer
James G. Babb, III	59	Chief Strategy Officer
Christopher J. Vohs	47	Chief Financial Officer and Treasurer
Michael DiFranco	59	Executive Vice President, Operations
Jason Emala	45	Chief Legal Officer and Secretary

*
As of April 1, 2024

R. Ramin Kamfar. Chief Executive Officer.   The background and experience of Mr. Kamfar is described above in “Proposal 1: Election of Directors — Nominees for Election — Directors’ Backgrounds and Qualifications.”
Jordan B. Ruddy, President.   Mr. Ruddy serves as President of our Manager, and as our President. Mr. Ruddy served as Chief Operating Officer and President of Bluerock Residential Growth REIT, Inc. from August 2008 to October 2022. In addition, Mr. Ruddy has served as President of Bluerock Total Income+ Real Estate Fund, as well as co-portfolio manager of its adviser Bluerock Fund Advisor since October 2013, as President of Bluerock High Income Institutional Credit Fund, since 2022, and as President of Bluerock Industrial Growth REIT, Inc. and its external manager, Bluerock Industrial Manager, LLC since 2021. Mr. Ruddy joined Bluerock in 2002 and has continuously served in various senior management capacities for it and its affiliates. Mr. Ruddy has approximately 30 years of experience in real estate acquisitions, financings, management and dispositions. Prior to joining Bluerock, Mr. Ruddy served as a real estate investment banker at Banc of America Securities LLC and Smith Barney Inc., as well as Vice President of Amerimar Enterprises, a real estate company specializing in value-added investments nationwide, where he managed acquisitions, financings, leasing, asset management and disposition involving over 1.5 million square feet of commercial and multifamily real estate. Mr. Ruddy received an M.B.A. degree in Finance and Real Estate from The Wharton School of the University of Pennsylvania, and a B.S. degree with high honors in Economics from the London School of Economics.
Ryan S. MacDonald, Chief Investment Officer.   Mr. MacDonald serves as Chief Investment Officer of our Manager, and as our Chief Investment Officer. Mr. MacDonald served as the Chief Investment Officer of Bluerock Residential Growth REIT, Inc. from January 2021 to October 2022, and as its Chief Acquisitions Officer from October 2017 until January 2021. In addition, Mr. MacDonald has served as Chief Investment Officer of the external manager of Bluerock Industrial Growth REIT, Inc., Bluerock Industrial Manager, LLC, since 2021. Mr. MacDonald joined Bluerock in 2008 and has continuously served in various senior investment capacities. To date with Bluerock, Mr. MacDonald has been involved with real estate transactions with an aggregate value of approximately $11 billion. Prior to joining Bluerock, Mr. MacDonald was an Investment Analyst for PNC Realty Investors. Mr. MacDonald received a B.A.in Economics from the University of Maryland, College Park.
James G. Babb, III, Chief Strategy Officer.   Mr. Babb serves as Chief Strategy Officer of our Manager, and as our Chief Strategy Officer. Mr. Babb served as Chief Strategy Officer of Bluerock Residential Growth REIT, Inc. from January 2021 to October 2022, and previously served as its Chief Investment Officer from

July 2008 until November 2013 and from October 2017 until January 2021. In addition, Mr. Babb has served as Chief Strategy Officer of the external manager of Bluerock Industrial Growth REIT, Inc, Bluerock Industrial Manager, LLC, since 2021. Mr. Babb joined Bluerock in 2007 and served as a Trustee of Bluerock Total Income + Real Estate Fund from 2012 until 2019. He has been involved exclusively in real estate acquisition, management, financing and dispositions for approximately 30 years. From 1992 to August 2003, Mr. Babb helped lead the residential and office acquisitions initiatives for Starwood Capital Group, or Starwood Capital. Starwood Capital was formed in 1992 and during his tenure raised and invested funds on behalf of institutional investors through seven private real estate funds, which in the aggregate ultimately invested approximately $8 billion in approximately 250 separate transactions and was also active in Starwood Capital’s efforts to expand its platform to invest in Europe. From August 2003 to July 2007, Mr. Babb founded Bluepoint Capital, LLC, a private real estate investment company focused on the acquisition, development and/or redevelopment of residential and commercial properties. Mr. Babb received a B.A. degree in Economics from the University of North Carolina at Chapel Hill.
Christopher J. Vohs, Chief Financial Officer and Treasurer.   Mr. Vohs serves as Chief Financial Officer of our Manager, and as our Chief Financial Officer. Mr. Vohs served as Chief Financial Officer of Bluerock Residential Growth REIT, Inc. from October 2017 to October 2022. In addition, Mr. Vohs has served as Chief Financial Officer and Treasurer of Bluerock Industrial Growth REIT, Inc. and its external manager, Bluerock Industrial Manager, LLC, since 2021. Mr. Vohs joined Bluerock in July 2010 and has continuously served in various senior accounting and financial capacities for it and its affiliates. Prior to joining Bluerock, Mr. Vohs served as Corporate Controller for Roberts Realty Investors, Inc., a public multifamily REIT based in Atlanta, Georgia, from March 2009 to July 2010. From October 2004 to March 2009, Mr. Vohs worked at Pulte Homes, a nationwide builder of single-family homes, in various financial roles, including as Internal Audit Manager & Asset Manager and later as Vice President of Finance for Pulte’s Orlando and Southeast Florida operations. From January 1999 to October 2004, Mr. Vohs worked as an Audit Manager for Deloitte & Touche, an international professional services firm, where he earned his CPA certification. Mr. Vohs received his B.A. degree in Accounting from Michigan State University.
Michael DiFranco, Executive Vice President, Operations.   Mr. DiFranco serves as Executive Vice President, Operations of our Manager, and as our Executive Vice President, Operations. Mr. DiFranco served as Executive Vice President, Operations of Bluerock Residential Growth REIT, Inc. from November 2018 to October 2022, with responsibility for the operational and financial performance of its multi- family housing portfolio. Previously, from 2005 to 2016, Mr. DiFranco held several roles of increasing responsibilities with Apartment & Investment Management Company (NYSE: AIV), including serving four years as Senior Vice President of Financial Operations. From 2016 to 2018, Mr. DiFranco served as Senior Vice President of Financial Operations with The Irvine Company Apartment Communities, overseeing Revenue Management, Business Intelligence and Portfolio Management. Mr. DiFranco received a B.A. in Business from Texas A&M University, College Station, an M.B.A. from The University of Texas at Austin, and an M.S. in Information Systems from The University of Colorado, Denver.
Jason Emala, Chief Legal Officer and Secretary.   Mr. Emala serves as Chief Legal Officer and Secretary of our Manager, and as our Chief Legal Officer and Secretary. Mr. Emala has served as Secretary of Bluerock Total Income+ Real Estate Fund, as well as General Counsel of both Bluerock Capital Markets and Bluerock Asset Management since May 2018. In addition, Mr. Emala has served as Secretary of Bluerock High Income Institutional Credit Fund since 2022, and as Secretary of Bluerock Industrial Growth REIT, Inc. and its external manager, Bluerock Industrial Manager, LLC and as Chief Legal Officer of its external manager, Bluerock Industrial Manager, LLC, since 2021. Mr. Emala has served as General Counsel of Bluerock since October 2022. Prior to joining Bluerock in May 2018, Mr. Emala held senior legal positions at a number of sponsors/broker-dealers in the alternative investment space, including Cantor Fitzgerald from June 2016 to May 2018. Prior to these roles. Emala was an associate at international law firms White & Case, LLP and Fried, Frank, Harris, Shriver & Jacobson LLP. Mr. Emala earned a B.S. in Finance from the University of Maryland, College Park, a J.D., with honors, from the George Washington University Law School and an L.L.M. in Securities and Financial Regulation from the Georgetown University Law Center.

EXECUTIVE COMPENSATION
Emerging Growth Company Status
We are an emerging growth company, as defined in the JOBS Act. Under this Act, we are permitted to and have elected to rely on exemptions from certain disclosure requirements that are applicable to other companies that are not emerging growth companies. Accordingly, we have not included a compensation discussion and analysis of our executive compensation programs or tabular compensation information. In addition, for so long as we are an emerging growth company, we will not be required to submit certain executive compensation matters to our stockholders for advisory votes, such as “say-on-pay” and “say-on- frequency” of say-on-pay votes.
Overview of Compensation Program and Philosophy
Bluerock Homes Trust, Inc. has no employees. We are externally managed by our Manager, Bluerock Homes Manager, LLC, pursuant to the Management Agreement. As our Chief Executive Officer, R. Ramin Kamfar is our sole Named Executive Officer (our “NEO”). However, all of our executive officers, including our NEO, are employees of our Manager. Our Manager is responsible, and we do not reimburse our Manager or its affiliates, for the cash compensation or benefits awarded to personnel of our Manager who serve as our NEO or as our other executive officers. We have not paid, and do not expect to pay in 2024, any cash or other compensation to our NEO or to our other executive officers.
Incentive Plans
Our board of directors has adopted and our sole initial stockholder has approved the Bluerock Homes Trust, Inc. 2022 Equity Incentive Plan for Individuals (the “BHM Individuals Plan”) and the Bluerock Homes Trust, Inc. 2022 Equity Incentive Plan for Entities (the “BHM Entities Plan”) to attract and retain independent directors, executive officers and other key employees, including officers and employees of our Manager and Operating Partnership and their affiliates and other service providers, including our Manager and its affiliates. Together, we refer to the BHM Individuals Plan and the BHM Entities Plan as the “BHM Incentive Plans.” The BHM Incentive Plans provide for the grant of options to purchase shares of our common stock, stock awards, stock appreciation rights, performance units, incentive awards and other equity-based awards, and are generally expected to be administered by the compensation committee of our board of directors.
The aggregate number of shares of the Company’s common stock authorized for issuance under the BHM Incentive Plans is 3,597,109, with (i) 1,200,000 shares available for issuance under the BHM Incentive Plans, and (ii) 2,397,109 shares subject to awards granted under the Bluerock Residential Growth REIT, Inc. Amended and Restated 2014 Equity Incentive Plan for Individuals and the Bluerock Residential Growth REIT, Inc. Amended and Restated 2014 Equity Incentive Plan for Entities (together, the “Prior Plans”) that may become available for issuance or reissuance, as applicable, under the BHM Incentive Plans if such awards are forfeited, canceled or otherwise terminated (other than by exercise). As of April 10, 2024, 496,069 shares were available for future issuance under the BHM Incentive Plans.
Equity Compensation Plan Information.   The following table provides information about the amount of securities available under the BHM Incentive Plans, as of December 31, 2023:
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance
Equity compensation plans approved by security holders	—	—	583,655(1)
Equity compensation plans not approved by security holders	—	—	—
Total:	—	—	583,655(1)

(1)
Total does not include the 2,397,109 shares subject to awards granted under the Prior Plans that may become available for issuance or reissuance, as applicable, under the BHM Incentive Plans if such awards are forfeited, canceled or otherwise terminated (other than by exercise).

Stock Ownership Guidelines
To further align the interests of our executive officers and directors with the interests of our stockholders, and to promote our commitment to sound corporate governance, our board of directors has implemented stock ownership guidelines for our executive officers and our independent directors.
The Stock Ownership Guidelines provide that, within five years of the later date of adoption of the guidelines or the date an individual first becomes subject to the guidelines upon becoming a director or executive officer:
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our Chief Executive Officer is required to own shares of our common stock, including restricted stock, valued at a minimum of $2.5 million;

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all other executive officers are required to own shares of our common stock, including restricted stock, valued at a minimum of $750,000; and

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independent directors are required to own shares of our common stock valued at a minimum of three times their annual cash retainer for service on the board of directors.

Any shares owned directly or indirectly (including shares owned in trust and including restricted stock) by the executive officer or director, or his or her spouse or minor children, will constitute qualifying shares that count toward satisfaction of the Stock Ownership Guidelines, and that any deferred or restricted stock units, OP units and LTIP units (with each such OP unit and LTIP unit counting as, and having a value equivalent to, one share of our common stock) owned by the executive officer or director will also constitute qualifying shares that count toward satisfaction of the Stock Ownership Guidelines. Any shares underlying stock options will not count toward satisfaction of the Stock Ownership Guidelines.
As of December 31, 2023, all of our directors and executive officers were in compliance with our Stock Ownership Guidelines or on track to be compliant within the five-year period specified by the guidelines.
Pledging Policy
Our board of directors has adopted a Pledging Policy Regarding Company Securities (the “Pledging Policy”). The Pledging Policy is designed to achieve the following goals:
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prohibit any pledging by executive officers or directors for the purpose of hedging the pledgor’s exposure to fluctuations in the Company’s stock price;

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strictly limit the amount of leverage allowed on executive officer or director loans from third parties for which a portion of their holdings of Company equity securities have been pledged as collateral, to protect the Company and its stockholders from potential risks associated with a forced sale by the lender;

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require audit committee pre-certification and pre-approval prior to the entry by any executive officer or director into any proposed loan or other arrangement requiring the pledging of Company securities; and

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foster and encourage our executive officers and directors to maintain and increase their equity ownership levels well above the levels mandated by the Company’s Stock Ownership Guidelines, thereby strengthening the alignment of their economic interests in the Company with those of stockholders, in part by permitting them, subject to the strict leverage restrictions, pre-approval and ongoing audit committee monitoring and oversight addressed above, to pledge a limited amount of their Company equity to secure loans. Such limited pledging will offer them access to liquidity, for purposes other than to serve as a hedge, and provide them with an alternative to the sale of such Company equity and the resulting, undesirable reduction in equity ownership and dilution of alignment of interests with stockholders.

Our board of directors will foster and encourage high levels of equity ownership of the Company’s equity securities by our executive officers and directors in the interest of providing the strongest-possible incentive to align the interests of our executive officers and directors with those of our stockholders. Our board of directors believes that an absolute prohibition on pledging would run counter to these objectives, with the unintended and undesirable consequence of leaving our executive officers and directors with no means of accessing legitimate liquidity needs, other than by the sale of their Company securities holdings.
The Pledging Policy entirely prohibits the Company’s executive officers and directors from pledging, or otherwise using as collateral to secure any loan or other obligation, any Company securities that such executive officer or director is required to hold pursuant to the Company’s Stock Ownership Guidelines.
The Pledging Policy prohibits any pledging by executive officers or directors for the purpose of hedging the pledgor’s exposure to fluctuations in the Company’s stock price.
The Pledging Policy strictly limits pledges by our executive officers and directors, subject to audit committee oversight, to only those Company securities they hold in excess of the Stock Ownership Guidelines applicable to them (such excess, to the extent pledged, the “Pledged Shares”). The Pledging Policy requires executive officers and directors to pre-certify and obtain pre-approval from the audit committee for any such new pledging arrangement, and requires re-certification to the audit committee of compliance with the Pledging Policy with respect to existing pledging arrangements. In addition, the Pledging Policy requires all pledgors to annually certify to the audit committee his or her ongoing compliance therewith.
The Pledging Policy further limits the number of permitted Pledged Shares by setting a maximum leverage rate of thirty percent (30%), such that the number of Pledged Shares cannot exceed, on an annual basis, thirty percent (30%) of the time-weighted value of the lender’s entire collateral package, inclusive of the Pledged Shares.
The audit committee monitors compliance with the Pledging Policy by requiring certain certifications from each executive officer or director with a new or existing loan secured in part by Pledged Shares. Prior to entering into any such new pledge, an executive officer or director must certify to the audit committee that the pledge is limited to only such Company securities held in excess of the applicable Stock Ownership Guidelines, and that its sole purpose is not to serve as a hedging arrangement. With respect to previously existing pledge arrangements, promptly following adoption of the Pledging Policy, each executive officer or director must certify to the audit committee that its existing pledge arrangement is not for the sole purpose of serving as a hedging arrangement. In addition, within ten (10) days following each annual meeting of the Company’s stockholders, each pledgor must certify to the audit committee that its Pledged Shares comprised thirty percent (30%) or less of the time-weighted value of the creditor’s collateral package, inclusive of the Pledged Shares.
The Pledging Policy’s restrictions, structuring and certification obligations are intended to mitigate the risks from a forced sale due to a default under the subject loan or as a result of a decline in the market price of our Class A common stock, should such market price be the valuation parameter applicable to the lender’s collateral package. First, even if an event occurred that would enable a lender to exercise forced sale rights, the fact that the Pledged Shares are limited to thirty percent (30%) of the time-weighted collateral package means that the lender should have other sources of collateral with which to cover its loan, and thus may not pursue a forced sale, even if authorized to do so. Further, to the extent that the subject loan has covenants tied to the value of its overall collateral package, valuing the Pledged Shares according to the market price of our Class A common stock mitigates the risk related to even a precipitous drop in such market price, as such a drop might not result in a significant reduction in the value of the lender’s overall collateral package to the point of causing a default, in which case, all else being equal, the lender would not have a forced sale right at all.
The Pledging Policy simultaneously fulfills the objectives and strategy of the board of directors to further the alignment of stockholder interests by heavily weighting the compensation of our executive officers and directors in Company equity, while recognizing their legitimate need to access liquidity from their earned equity if desired, providing them with a method to do so without having to sell their equity to access that liquidity, thereby reducing their ownership and diluting their alignment with stockholder interests.

Anti-Hedging Policy
Our insider trading policy expressly prohibits our directors, officers and employees from engaging in any of the following hedging transactions with respect to any Company securities at any time: short sales (including short sales “against the box”); buying or selling puts or calls; buying financial instruments designed to hedge or offset any decrease in the market value of Company securities owned by the individual directly or indirectly, including prepaid variable forward contracts, equity swaps, collars and exchange funds; and frequent trading to take advantage of fluctuations in share price.
Clawback Policy
Our compensation committee has adopted a policy on the possible recoupment, or “clawback,” of Incentive Fees from our Manager. The policy will be invoked in the event that (a) the Company is required to restate its financial statements due to material noncompliance with any financial reporting requirement under U.S. federal securities laws (whether or not based on fraud or misconduct) and the board of directors or the compensation committee has not determined that such restatement (i) is required or permitted under GAAP in connection with the adoption or implementation of a new accounting standard, or (ii) was caused by the Company’s decision to change its accounting practice, as permitted by applicable law, and (b) the performance measurement period with respect to such Incentive Fees includes one or more fiscal periods affected by such restatement.
In such event, under the terms of the policy, our board of directors or the compensation committee will determine whether, within three (3) completed fiscal years preceding the restatement date and any interim period, our Manager received Incentive Fees in excess of the amount to which it would otherwise have been entitled based on the restated financial statements (such excess amount, “Excess Compensation”). If the board of directors or the compensation committee determines that our Manager received Excess Compensation, the Company will be entitled to recover such Excess Compensation from the Manager, and our board of directors or the compensation committee, in its sole discretion and subject to applicable law, will take such action as it deems necessary to recover such Excess Compensation. Such actions may include requiring repayment or return of prior Incentive Fees paid to our Manager, including Incentive Fees not affected by the accounting restatement, or adjusting the amounts of future fees payable to our Manager.
Our board of directors and compensation committee recognize that the Dodd-Frank legislation enacted in 2010 may, following rulemaking, require some modification of these policies. Our board of directors and compensation committee intend to review any rules adopted as a result of that legislation and to adopt any modifications to these policies that become required by applicable law.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Related Person Transaction Policy
Our board of directors has adopted a written related person transaction policy, for which the audit committee oversees compliance. The purpose of this policy is to describe the procedures used to identify, review and approve any existing or proposed transaction, arrangement, relationship (or series of similar transactions, arrangements or relationships) in which (a) we, our Operating Partnership or any of our subsidiaries were, are or will be a participant, (b) the aggregate amount involved exceeds $120,000, and (c) a Covered Person, as defined below, has or will have a direct or indirect material interest. For purposes of this policy, a Covered Person is (i) any person who is, or at any time since the beginning of the current fiscal year was, a director, director nominee, or executive officer of the Company, (ii) any beneficial owner of more than 5% of our stock, or (iii) any immediate family member of any of the foregoing persons.
Under this policy, our audit committee is responsible for reviewing and approving or ratifying each related person transaction or proposed related person transaction. In determining whether to approve or ratify a related person transaction, the audit committee is required to consider all relevant facts and circumstances of the related person transaction available to the audit committee and to approve only those related person transactions that are in the best interests of the Company, as the audit committee determines in good faith. No member of the audit committee is permitted to participate in any consideration of a related person transaction with respect to which that member or any of his or her immediate family is a related person. A copy of our related person transaction policy is available in the Investor Relations section of our website at www.bluerock.com/bluerock-homes-trust/governance-documents under the tab “Governance Documents.”
Related Person Transactions
This section describes related party transactions between us and our directors, executive officers and 5% stockholders and their immediate family members that occurred since the beginning of the fiscal year ended December 31, 2023.
Management Agreement with the Manager
On October 5, 2022, and in connection with the Separation and the Distribution, the Company entered into a Management Agreement (the “Management Agreement”) with the Operating Partnership and Bluerock Homes Manager, LLC (the “Manager”), which is an affiliate of BRE, pursuant to which the Manager provides for the day-to-day management of the Company’s operations. Pursuant to the terms of the Management Agreement, the Manager provides the Company with a management team and appropriate support personnel to provide such management services to the Company. The Management Agreement requires the Manager to manage the Company’s business affairs under the supervision and direction of the Company’s board of directors. Specifically, the Manager will be responsible for (i) the selection, purchase and sale of the Company’s portfolio investments, (ii) the Company’s financing activities, and (iii) providing the Company with advisory services, in each case in conformity with the investment guidelines and other policies approved and monitored by the Company’s board of directors. The current term of the Management Agreement expires on October 6, 2024 and will be automatically renewed for a one-year term on each anniversary date thereafter unless earlier terminated or not renewed in accordance with the terms thereof.
The Company pays the Manager a base management fee (the “base management fee”) in an amount equal to 1.50% of the Company’s new stockholders’ equity per year, as well as an incentive fee (the “incentive fee”) with respect to each calendar quarter (or part thereof that the Management Agreement is in effect) in arrears (as such terms are defined and such fees are more fully described in the Management Agreement). The Company is also required to reimburse the Manager for certain expenses and to pay all operating expenses, except those specifically required to be borne by the Manager under the Management Agreement. The Management Agreement provides that (i) the base management fee and the incentive fee will be allocated and payable as one half (50%) in limited partnership interests in the Operating Partnership known as C-LTIP Units, and the remainder will be payable in cash or C-LTIP Units, at the discretion of the Company’s board of directors, and (ii) expense reimbursements shall be payable either in cash or C-LTIP Units, at the discretion of the Company’s board of directors. The number of C-LTIP Units payable and issued to the Manager for the base management fee, the incentive fee and expense reimbursements will be equal to the dollar amount (of the portion deemed payable in C-LTIP Units) of the fees earned or reimbursement amount, divided by the average of the closing prices of the Company’s Class A common stock for the five business days prior to issuance.
For the year ended December 31, 2023 and for the period of October 6, 2022 through December 31, 2022, the Company recorded base management fees of $7.9 million and $1.8 million, respectively, and expense reimbursements of $2.8 million and $0.4 million, respectively. The expense reimbursements were recorded as part of general and administrative expenses in the Company’s consolidated statements of operations. There has been no incentive fee expense incurred during the years ended December 31, 2023 and 2022.
The amounts payable to the Manager for the year ended December 31, 2023 are as reflected in the following table (amounts in thousands):
	Approximate Dollar Value of Mr. Kamfar’s Interest In Company Incurred Amounts(1)	Incurred for the Year Ended December 31, 2023
Incentive Fee	$—	$—
Base Management Fee	$2,048	$2,048
Operating and Direct Expenses Reimbursement	$1,365	$1,365

(1)
For the year ended December 31, 2023.

Selling Commissions and Dealer Manager Fees
On June 28, 2023, the SEC declared effective the Company’s registration statement on Form S-11 (File No. 333-269415) (the “2023 Registration Statement”). On June 30, 2023, the Company filed a prospectus supplement related to the 2023 Registration Statement offering a maximum of 20,000,000 shares of 6.0% Series A Redeemable Preferred Stock (the “Series A Preferred Stock”) at $25.00 per share (the “Stated Value”), for a maximum offering amount of $500,000,000 in Series A Preferred Stock (the “Series A Preferred Offering”), and on August 11, 2023, the Company made the initial issuances of Series A Preferred Stock pursuant to the Series A Preferred Offering.
In conjunction with the Series A Preferred Offering, the Company engaged a related party as dealer manager, and pays up to 10% of the gross offering proceeds from the offering as selling commissions and dealer manager fees. The dealer manager re-allows the substantial majority of the selling commissions and dealer manager fees to participating broker-dealers and incurs costs in excess of the 10%, which costs are borne by the dealer manager without reimbursement by the Company. For the year ended December 31, 2023, the Company has incurred $0.8 million in selling commissions and discounts and $0.3 million in dealer manager fees and discounts related to its offering of Series A Preferred Stock. In addition, the Manager was, or shall be, reimbursed for offering costs of $0.4 million in conjunction with the offering of Series A Preferred Stock during the year ended December 31, 2023. The selling commissions, dealer manager fees, discounts and reimbursements for offering costs were recorded as a reduction to the proceeds of the offering.
Current Policies and Procedures Relating to Conflicts of Interest
Code of Business Conduct and Ethics
We do not have a policy that expressly restricts any of our directors, officers, stockholders or affiliates, including our Manager or Bluerock or their respective officers and employees, from having a pecuniary interest in an investment in or from conducting, for their own account, business activities of the type we conduct. However, our Code of Business Conduct and Ethics contains a conflicts of interest policy that prohibits our directors, officers and personnel, as well as officers and employees of our Manager and of Bluerock who provide services to us, from engaging in any transaction that involves an actual conflict of interest with us. Notwithstanding the prohibitions in our Code of Business Conduct and Ethics, after considering the relevant facts and circumstances of any actual conflict of interest, our board of directors may, on a case-by-case basis and in their sole discretion, waive such conflict of interest for executive officers or directors, and must be promptly disclosed to stockholders. Waivers for other personnel may be made by our Chief Executive Officer. Waivers of our Code of Business Conduct and Ethics will be required to be disclosed in accordance with the NYSE American and SEC requirements. A copy of our Code of Business Conduct and Ethics is available in the Investor Relations section of our website at www.bluerock.com/bluerock-homes-trust/governance-documents under the tab “Governance Documents.”
Interested Director and Officer Transactions
Pursuant to the Maryland General Corporation Law, a contract or other transaction between us and a director or between us and any other corporation or other entity in which any of our directors is a director or has a material financial interest is not void or voidable solely on the grounds of such common directorship or interest. The common directorship or interest, the presence of such director at the meeting at which the contract or transaction is authorized, approved or ratified or the counting of the director’s vote in favor thereof will not render the transaction void or voidable if:
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the fact of the common directorship or interest is disclosed or known to our board of directors or a committee of our board of directors, and our board of directors or such committee authorizes, approves or ratifies the transaction or contract by the affirmative vote of a majority of disinterested directors, even if the disinterested directors constitute less than a quorum;

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the fact of the common directorship or interest is disclosed or known to our stockholders entitled to vote thereon, and the transaction is authorized, approved or ratified by a majority of the votes cast by the stockholders entitled to vote, other than the votes of shares owned of record or beneficially by the interested director or corporation or other entity; or

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the transaction or contract is fair and reasonable to us at the time it is authorized, ratified or approved.

Related Person Transaction Policy
Our board of directors has adopted a written related person transaction policy, for which the audit committee oversees compliance. Our related person transaction policy is described under “Certain Relationships and Related Party Transactions — Related Party Transaction Policy.” A copy of our related person transaction policy is available in the Investor Relations section of our website at www.bluerock.com/bluerock-homes-trust/governance-documents under the tab “Governance Documents.”
Clawback Policy
Our compensation committee has adopted a policy on the possible recoupment, or “clawback,” of Incentive Fees from our Manager. Our clawback policy is described under “Executive Compensation — Clawback Policy.”
Lending Policies
We may not make loans to our directors, officers or other employees except in accordance with our Code of Business Conduct and Ethics and applicable law.
Independent Registered Public Accounting Firm
Grant Thornton LLP (“Grant Thornton”) has served as our independent registered public accounting firm since December 8, 2021. The appointment of Grant Thornton as our independent registered public accountants was unanimously approved by the audit committee of our board of directors. We expect that a representative of Grant Thornton will be present at the Annual Meeting. The representative of Grant

Thornton will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.
Pre-Approval Policies and Procedures
In order to ensure that the provision of the auditing services, and all permitted non-audit services, performed for us by our independent auditors (including the fees and terms thereof) do not impair the auditors’ independence, the board of directors approved, on September 19, 2022, the Audit Committee Charter, which includes an Audit Committee Pre-Approval Policy for Audit and Non-audit Services. The Audit Committee Pre-Approval Policy for Audit and Non-audit Services requires the audit committee to pre-approve, to the extent required by applicable law, all audit and non-audit engagements and the related fees and terms with the independent auditors. In determining whether or not to pre-approve services, the audit committee considers whether the service is a permissible service under the rules and regulations promulgated by the SEC. In addition, the audit committee, may, in its discretion, delegate one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided any such approval is presented to and approved by the full audit committee at its next scheduled meeting.
Since October 6, 2022, when we became a reporting company under Section 15(d) of the Exchange Act, all services rendered by our independent auditors have been pre-approved in accordance with the policies and procedures described above.
Principal Auditor Fees and Services
The aggregate fees billed to us for professional accounting services, including the audit of our annual financial statements by Grant Thornton for the years ended December 31, 2023 and December 31, 2022 are set forth in the table below (amounts in thousands):
	2023	2022
Audit fees	$535	$398
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Total	$535	$398
For purposes of the preceding table, professional fees are classified as follows:
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Audit fees — These are fees for professional services performed for the audit of our annual financial statements and the required review of quarterly financial statements and other procedures performed by the independent auditors in order for them to be able to form an opinion on our consolidated financial statements. These fees also cover services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements.

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Audit-related fees — These are fees for assurance and related services that traditionally are performed by independent auditors that are reasonably related to the performance of the audit or review of the financial statements, such as due diligence related to acquisitions and dispositions, attestation services that are not required by statute or regulation, internal control reviews and consultation concerning financial accounting and reporting standards.

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Tax fees — These are fees for all professional services performed by professional staff in our independent auditor’s tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning and tax advice, including federal, state and local issues. Services may also include assistance with tax audits and appeals before the IRS and similar state and local agencies, as well as federal, state and local tax issues related to due diligence.

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All other fees — These are fees for any services not included in the above-described categories.

Report of the Audit Committee
The function of the audit committee is oversight of the financial reporting process on behalf of the board of directors. Management has responsibility for the financial reporting process, including the system of internal control over financial reporting, and for the preparation, presentation and integrity of our financial statements. In addition, the independent auditors devote more time and have access to more information than does the audit committee. Membership on the audit committee does not call for the professional training and technical skills generally associated with career professionals in the field of accounting and auditing. Accordingly, in fulfilling their responsibilities, it is recognized that members of the audit committee are not, and do not represent themselves to be, performing the functions of auditors or accountants.
In this context, the audit committee reviewed and discussed the 2023 audited financial statements with management, including a discussion of the quality and acceptability of our financial reporting, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The audit committee discussed with Grant Thornton, which is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, the matters required to be discussed under Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The audit committee received from Grant Thornton the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Grant Thornton’s communications with the audit committee concerning independence, and discussed with Grant Thornton their independence from us. In addition, the audit committee considered whether Grant Thornton’s provision of non-audit services is compatible with Grant Thornton’s independence.
Based on these reviews and discussions, the audit committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the SEC.
April 16, 2024	The Audit Committee of the Board of Directors: I. Bobby Majumder (Chairman) Kamal Jafarnia Romano Tio

PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The audit committee of our board of directors has appointed Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. After careful consideration and in recognition of the importance of this matter to our stockholders, the board of directors has determined that it is in the best interests of the Company to seek the ratification by our stockholders of the audit committee’s selection of Grant Thornton as our independent registered public accounting firm. We expect that a representative of Grant Thornton will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions. For the Company’s most recently completed fiscal year, the year ended December 31, 2023, Grant Thornton was the independent registered public accounting firm for the Company, and completed the audit of the Company’s combined consolidated financial statements for the year ended December 31, 2023, which were filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.
At the Annual Meeting, you and the other stockholders will vote for, against or abstain from voting to ratify the selection of Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2024.
The appointed proxies will vote your shares of Common Stock as you instruct, unless you submit your proxy without instructions. This proposal is considered “routine” under NYSE American rules, so brokers may vote in their discretion on behalf of beneficial owners who have not provided voting instructions. Where no such vote is cast, the appointed proxies will vote FOR this proposal.
Vote Required
Under our bylaws, the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present is required to approve Proposal 2. Abstentions will have no effect on the result of the votes on this proposal, but they will count toward the establishment of a quorum.
If this proposal is not approved by our stockholders, the adverse vote will be considered a direction to our audit committee to consider other auditors. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, the appointment for the fiscal year ending December 31, 2024 will stand, unless our audit committee determines there is a reason for making a change.
Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE SELECTION OF GRANT THORNTON LLP AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING
DECEMBER 31, 2024.

ADDITIONAL INFORMATION
Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires our directors and executive officers, and any persons beneficially owning more than 10% of our outstanding shares of Common Stock, to file with the SEC reports with respect to their initial ownership of our Common Stock and reports of changes in their ownership of our Common Stock. As a matter of practice, our administrative staff and outside counsel assists our directors and executive officers in preparing these reports, and typically file those reports on behalf of our directors and executive officers. Based solely on a review of the copies of such forms filed with the SEC during fiscal year 2023 and on written representations from our directors and executive officers, we believe that during fiscal year 2023, all of our directors and executive officers filed the required reports on a timely basis under Section 16(a), and all persons beneficially owning more than 10% of our outstanding shares of Common Stock filed the required reports on a timely basis under Section 16(a).
STOCKHOLDER PROPOSALS FOR 2025 ANNUAL MEETING
If a stockholder wishes to nominate an individual for election to the board of directors or propose other business at the 2025 annual meeting, our bylaws require that the stockholder give advance written notice to our secretary, Jason Emala, at our executive offices no earlier than November 17, 2024 and no later than 5:00 p.m., Eastern Time, on December 17, 2024. However, if we hold our 2025 annual meeting before May 14, 2025, or after July 13, 2025, stockholders must submit proposals no earlier than 150 days prior to the 2025 annual meeting date and no later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the 2025 annual meeting date or the tenth (10th) day after announcement of the 2025 annual meeting date. The mailing address of our executive offices is 1345 Avenue of the Americas, 32nd Floor, New York, New York 10105.
OTHER MATTERS
As of the date of this proxy statement, we know of no business that will be presented for consideration at the Annual Meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the discretion of the proxy holder.
Whether you plan to attend the virtual Annual Meeting or not, we urge you to have your vote recorded. Stockholders can submit their votes by proxy by following the instructions provided on the Notice Regarding the Availability of Proxy Materials or on the proxy card.
The Annual Meeting will be a completely virtual meeting of stockholders and will be conducted exclusively by webcast. To participate in the Annual Meeting, visit www.virtualshareholdermeeting.com/BHM2024 and enter the 12-digit control number included in your Notice Regarding the Availability of Proxy Materials, on the proxy card you received, or in the instructions that accompanied your proxy materials. Online check-in will begin at 10:45 a.m. Eastern Time. Please allow time for online check-in procedures.
YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

Your Vote Counts! BLUEROCK HOMES TRUST, INC. 2024 Annual Meeting Vote by June 12, 2024 11:59 PM ET BLUEROCK HOMES TRUST, INC. 1345 AVENUE OF THE AMERICAS, 32ND FLOOR NEW YORK, NEW YORK 10105 V38600-P09699 You invested in BLUEROCK HOMES TRUST, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 13, 2024. Get informed before you vote View the Notice of Meeting, Proxy Statement and 2023 Annual Report to Stockholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 30, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Virtually at: Vote Virtually at the Meeting* June 13, 2024 11:00 a.m., New York time www.virtualshareholdermeeting.com/BHM2024 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. The election of the nominees listed below to serve as Directors until the Annual Meeting of Stockholders to be held in the year 2025 and until their successors are elected and qualified (except as marked to the contrary). Nominees: Board Recommends For 01) R. Ramin Kamfar 02) I. Bobby Majumder 03) Romano Tio 04) Elizabeth Harrison 05) Kamal Jafarnia 2. The ratification of Grant Thornton LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2024. For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V38601-P09699

BLUEROCK HOMES TRUST, INC. 1345 AVENUE OF THE AMERICAS, 32ND FLOOR NEW YORK, NEW YORK 10105 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/BHM2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V38580-P09699 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY BLUEROCK HOMES TRUST, INC. For Withhold For All To withhold authority to vote for any individual THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS 1 AND 2. All All Except nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. 1. The election of the nominees listed below to serve as Directors until the Annual Meeting of Stockholders to be held in the year 2025 and until their successors are elected and qualified (except as marked to the contrary). NOMINEES: ! ! ! 01) R. Ramin Kamfar 02) I. Bobby Majumder 03) Romano Tio 04) Elizabeth Harrison 05) Kamal Jafarnia For Against Abstain 2. The ratification of Grant Thornton LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2024. ! ! ! The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders and the 2023 Annual Report to Stockholders. Note: Please sign exactly as your name or names appear(s) on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Meeting, Proxy Statement and 2023 Annual Report to Stockholders are available at www.bluerockhomes.com. V38581-P09699 BLUEROCK HOMES TRUST, INC. 1345 Avenue of the Americas, 32nd Floor New York, New York 10105 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder of Bluerock Homes Trust, Inc., a Maryland corporation (the “Company”), hereby appoints R. Ramin Kamfar and Jordan B. Ruddy, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of the Stockholders of the Company to be held online as a virtual meeting on June 13, 2024, at 11:00 a.m., New York time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned revokes any proxy heretofore given with respect to such meeting. The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast in accordance with the Board of Directors' recommendations. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any postponement or adjournment thereof. IF YOU ELECT TO VOTE BY MAIL, PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE If you vote by telephone or the Internet, please DO NOT mail back this proxy card. (Continued and to be signed on the reverse side.)